UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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SOLUNA HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOLUNA HOLDINGS, INC.

325 WASHINGTON AVENUE EXTENSION ALBANY, NEW YORK 12205

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Soluna Holdings, Inc.:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Soluna Holdings, Inc., a Nevada corporation formerly known as Mechanical Technology, Incorporated (the “Company”), will be held on Thursday May 30, 2024, at 10:00 a.m. The Annual Meeting will be held completely virtually. You will be able to participate in the Annual Meeting as well as vote and submit your questions and examine our stockholder list during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/SLNH2024 and entering the 16-digit control number included on your proxy card (the “Proxy Card”). At the Annual Meeting, stockholders will be asked to consider and act upon the following matters:

1.	To elect four directors to serve for a three-year term ending at the Company’s annual meeting of stockholders to be held in 2027 and until each such director’s successor is duly elected and qualified;

2.	To approve (a) adjustments to the conversion price of outstanding convertible promissory notes, (b) adjustments to the exercise price of outstanding warrants to purchase our Common Stock held by the holders of outstanding convertible promissory notes, (c) the issuance of shares of our Common Stock upon the conversion of such convertible promissory notes, and (d) the issuance of shares of our Common Stock upon the exercise of such warrants to purchase our Common Stock, in each case as required by the terms of the Fourth Amendment to the October 25, 2021 Purchase Agreement and the Nasdaq Listing Rules;

3.	To approve an amendment to the Soluna Holdings, Inc. Amended and Restated 2021 Stock Incentive Plan;

4.	To approve an amendment the Soluna Holdings, Inc. Amended and Restated 2023 Stock Incentive Plan;

5.	To ratify the appointment of UHY LLP as the Company’s registered independent public accounting firm for fiscal year 2024; and

6.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on April 19, 2024 as the record date for determining stockholders entitled to notice of, and entitled to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors recommends that you vote in favor of the proposal for the election of the nominees as directors of the Company, the adjustments to the conversion and exercise prices of certain convertible notes and warrants, as required by Nasdaq listing rules, for the amendments to the Company’s stock incentive plans and the ratification of UHY LLP as our independent registered public accounting firm, the reverse stock split proposal and the non-binding advisory proposal on executive compensation.

By Order of the Board of Directors,

/s/ Jessica L. Thomas
Jessica L. Thomas
Corporate Secretary

Albany, New York

April 29, 2024

It is important that your shares are represented and voted at the Annual Meeting. Whether or not you intend to be present (virtually) at the meeting, please vote your shares according to the instructions on the accompanying Proxy Card. The proxy is revocable and will not be used if you attend and vote at the Annual Meeting and vote “in person” at the meeting or otherwise provide notice of your revocation.

SOLUNA HOLDINGS, INC.

325 WASHINGTON AVENUE EXTENSION ALBANY, NEW YORK 12205

PROXY STATEMENT

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Soluna Holdings, Inc., a Nevada corporation formerly known as Mechanical Technology, Incorporated (referred to in this Proxy Statement as the “Company,” “we,” or “us”), to be voted at the 2024 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held virtually on Thursday May 30, 2024 at 10:00 a.m., local time. This Proxy Statement and the form of proxy relating to the Annual Meeting are first being made available to stockholders on or about April 30, 2024.

Record Date and Voting Securities

The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April 30, 2024 in connection with the solicitation of proxies for the Annual Meeting. The Board has fixed the close of business on April 19, 2024 as the date of record (the “Record Date”) for the determination of stockholders entitled to notice of, and entitled to vote at, the Annual Meeting. On the Record Date, there were 3,796,309 shares of common stock outstanding. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held as of the Record date with respect to each matter submitted to the stockholders at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 30, 2024.

The Notice of 2024 Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2023 are available at www.proxyvote.com.

Proxies; Voting of Proxies

The Board is soliciting proxies for use at the Annual Meeting, and such proxy will not be voted at any other meeting. Michael Toporek is the person selected by the Board to serve as proxy with respect to the Annual Meeting. Mr. Toporek is the Executive Committee Chairman of the Company.

Your vote is important. If you are a stockholder of record, whether or not you plan to attend the Annual Meeting via the live webcast, we urge you to submit your proxy to ensure that your vote is counted. You may still view the live webcast of the Annual Meeting and vote in person even if you have already voted by proxy. You may vote in one of the following ways:

●	Vote electronically at the Annual Meeting by attending the live webcast at www.virtualshareholdermeeting. Com/SLNH2024 and follow the instructions on how to vote electronically.

●	Vote online by going to www.proxyvote.com and follow the instructions provided.

●	Vote by phone by calling 1-800-690-6903 and follow the recorded instructions.

●	Vote by mail by voting, signing, and timely mailing your proxy card.

The shares represented by each proxy will be voted in accordance with the directions specified thereby. If you return a properly executed proxy card but do not fill out the voting instructions on the proxy card or if you indicate when voting on the Internet or over the telephone that you wish to vote as recommended by the Board, the shares represented by your proxy, assuming it is not properly revoked pursuant to the instructions below, will be voted by the person named as proxy in accordance with the recommendations of the Board contained in this Proxy Statement.

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The Board knows of no matters to be presented at the Annual Meeting other than those described in this Proxy Statement. In the event that other business properly comes before the meeting, the person named as proxy will have discretionary authority to vote the shares represented by any properly provided proxy in accordance with his own judgment.

Revocation of Proxies

Each stockholder giving a proxy has the power to revoke it at any time before the shares represented by that proxy are voted. A proxy may be revoked, prior to its exercise, by (i) executing and delivering a later-dated proxy via the Internet, via telephone, or by mail; (ii) delivering written notice of revocations of the proxy to our Secretary prior to the Annual Meeting; or (iii) logging on to the live webcast of the Annual Meeting and voting as directed at the Annual Meeting. Please note that a stockholder’s attendance at the live webcast of the Annual Meeting will not, by itself, revoke such stockholder’s proxy.

Subject to the terms and conditions set forth herein, all proxies received by us will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless at or prior to the Annual Meeting we receive a written notice of revocation signed by the person who, as of the Record Date, was the registered holder of such shares. The notice of revocation must indicate the certificate number(s) and number of shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

If your shares are held in “street name,” as discussed below under the heading “Beneficial Owner: Shares Registered in the Name of Broker, Bank, or other Nominee,” you must contact your broker, bank, or other nominee to revoke any prior voting instructions.

Beneficial Owner: Shares Registered in the Name of Broker, Bank, or other Nominee

Many shares of Common Stock are held in “street name,” meaning that a depository, broker-dealer, or other financial institution holds the shares in its name, but such shares are beneficially owned by another person. If your shares of Common Stock are held in street name as of the Record Date, you should receive instructions from the holder of record that you must follow in order for you to specify how your shares will be voted at the Annual meeting; alternatively, you can use the voting information form provided by Broadridge to instruct your record owner on how to vote your shares. Generally, a street name holder that is a broker must receive direction from the beneficial owner of the shares to vote on issues other than certain limited routine, uncontested matters, such as the ratification of auditors. In the case of non-routine or contested items, the brokerage institution holding street name shares cannot vote the shares if it has not received voting instructions from the beneficial holder thereof. A broker “non-vote” occurs when a proxy is received from a broker but the shares represented by such proxy are not voted on a particular matter because the broker has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker does not have discretionary power to vote the shares.

If your shares are held of record by a person or institution other than a broker, whether such nominee can exercise discretionary authority to vote your shares on any matter at the Annual Meeting in the absence of instructions from you will depend on your individual arrangement with that nominee record holder, in particular, whether you have granted such record holder discretionary authority to vote your shares. In the absence of an arrangement with your record holder granting such discretionary authority, your record holder nominee will not have discretionary authority to vote your shares on any matter at the Annual Meeting in the absence of specific voting instructions from you.

If, as of the Record Date, your shares of Common Stock were held in an account at a broker, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record. As a beneficial owner, you may direct your broker, bank, or nominee how to vote the shares in your account or “vote” (provide instructions) online at the Annual Meeting using the 16-digit control number included on your voting instruction form or otherwise provided by the organization that is the record holder of your shares.

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Quorum and Method of Tabulation

The presence, in person or by proxy, of holders of 33 1/3% of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect the nominees as directors of the Company, as set forth in Proposal No. 1. In other words, the nominees to receive the greatest number of votes cast, up to the number of nominees up for election, will be elected.

Assuming a quorum is present, each of the other proposals will be approved by our stockholders if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

One or more inspectors of election appointed for the meeting will tabulate the votes cast in person or by proxy at the Annual Meeting and will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as not cast for purposes of determining the vote on any matter submitted to stockholders. As abstentions are not included in calculating votes cast with respect to any proposal, abstentions will have no effect on the outcome of the election of directors or any other proposal submitted to stockholders at the Annual Meeting.

If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be treated as shares that are present and entitled to vote for purposes of determining quorum, but as not cast for purposes of determining the vote on such matter submitted to the stockholders for a vote. As a result, broker non-votes will have no effect on the outcome of the election of directors or any of the other proposals.

Format of and Admission to the Annual Meeting

This year we will hold the Annual Meeting in a virtual-only format, which will be conducted over the internet via live webcast. In addition, we may continue to hold our annual meetings using a virtual-only format in future years, as we believe that a virtual format is more environmentally-friendly, allows greater stockholder participation, and decreases the costs of holding the annual meeting. We intend to hold our virtual annual meetings in a manner that affords stockholders the same general rights and opportunities to participate, to the greatest extent possible, as they would have at an in-person meeting.

The Annual Meeting will be held live via the Internet on Thursday, May 30, 2024 at 10:00 a.m. Eastern Time, at www.virtualshareholdermeeting.com/SLNH2024. You will not be able to attend the meeting in person. Participation in and attendance at the Annual Meeting is limited to our stockholders of record as of the close of business on April 19, 2024, and other persons holding valid proxies for the Annual Meeting. Online access will begin at 9:45 a.m. Eastern Time, on May 30, 2024, and we encourage you to access the Annual Meeting prior to the start time. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/SLNH2024, you must enter the 16-digit control number included on your proxy card or, for beneficial owners of shares held in “street name” as discussed above the heading “Beneficial Owner: Shares Registered in the Name of Broker, Bank, or other Nominee,” on your voter information form. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/SLNH2024.

Stockholders will be able to submit questions via the online platform during a portion of the Annual Meeting. You may submit questions by signing into the virtual meeting platform at www.virtualshareholdermeeting.com/ SLNH2024, typing a question into the “Ask a Question” field, and clicking “submit.” Only questions that are pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters or matters not relevant to the Annual Meeting will not be answered. If we receive substantially similar questions, we will group them together to avoid repetition. If there are questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints, we will post answers to a representative set of such questions at https://www.solunacomputing.com/investors/. The questions and answers will be available as soon as practicable after the Annual Meeting.

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Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement or annual report to stockholders may have been sent to multiple stockholders who share an address unless we have received instructions to the contrary. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request. Requests may be made by mail to: Soluna Holdings, Inc, ATTN: Investor Relations Department, 325 Washington Avenue Extension, Albany, New York 12205; by e-mail: hello@soluna.io; or by telephone: (516) 216-9257. Any stockholder who would like to receive separate copies of our annual proxy statement and/or annual report to stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household in the future, should contact their bank, broker, or other nominee record holder, or us directly at the address, e-mail address or phone number listed above.

Proxy Solicitation Expense

We do not anticipate engaging a paid proxy solicitor to assist with the solicitation of proxies for the Annual Meeting. Our directors, officers, and employees, without receiving any additional compensation, may solicit proxies personally or by telephone, facsimile, or email. The Company will pay all costs and expenses incurred in the solicitation of proxies for the Annual Meeting. We will also reimburse banks, brokers, and other nominees for reasonable expenses incurred in forwarding proxy materials to their customers or principals who are the beneficial owners of shares of Common Stock held in street name.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

We currently have nine directors on the Board.

Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has nominated Edward R. Hirshfield, William P. Phelan, John Bottomley, and John Belizaire for election as directors at the Annual Meeting. Edward R. Hirshfield, William P. Phelan, John Bottomley, and John Belizaire each currently serve on the Board with terms expiring at the Annual Meeting. If elected at the Annual Meeting, they will each be elected to hold office until our 2027 annual meeting of stockholders and until their successors are elected and qualified or until their earlier death, retirement, disqualification, resignation or removal.

All of our directors bring to the Board significant leadership experience derived from their professional experience and service as executives or board members of other corporations. The process undertaken by the Nominating and Corporate Governance Committee in recommending qualified director candidates is described below under “Board of Directors Meetings and Committees – Nominating and Corporate Governance Committee.” Certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described under “Information about Our Directors.”

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL” OF THE NOMINEES LISTED ABOVE AS DIRECTORS OF THE COMPANY.

Information about Our Directors

Set forth below is certain information regarding the directors of the Company, including the nominees for election at the Annual Meeting.

Name	Age	Director Since
Nominees for Election for a Term Expiring at the 2027 Annual Meeting
Edward R. Hirshfield(2)(3)	52	2016
William P. Phelan(1)(2)(4)	67	2004
John Bottomley(1)(2)(4)	56	2021
John Belizaire	52	2021
Terms Expiring at the 2025 Annual Meeting
Matthew E. Lipman(4)	45	2016
David C. Michaels(5)	68	2013
Terms Expiring at the 2026 Annual Meeting
William Hazelip(1)(3)	45	2021
Thomas J. Marusak(2)(3)	73	2004
Michael Toporek(4)	59	2016

(1)	Member of the Compensation Committee.

(2)	Member of the Audit Committee.

(3)	Member of the Nominating and Corporate Governance Committee.

(4)	Member of the Executive Committee.

(5)	Effective April 21,2023, Mr. Michaels began service as Interim Chief Financial Officer of the Company and resigned from the Audit Committee. Mr. Michaels resigned from the office of Interim Chief Financial Officer on April 8, 2024 upon the appointment of John Tunison to that office.

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The Board has determined that Messrs. Bottomley, Hazelip, Hirshfield, Marusak, and Phelan are “independent directors,” as defined by the rules and listing standards of The Nasdaq Stock Market LLC (“Nasdaq”). In making this determination, the Board considered the transactions and relationships disclosed under “Certain Relationships and Related Transactions” below. In April 2023 Mr. Michaels was appointed interim chief financial officer and accordingly was no longer an “independent director” until his resignation on April 8, 2024

Edward R. Hirshfield has served as a member of the Board since October 2016. He served as a director of our former subsidiary, MTI Instruments, Inc. (“MTI Instruments”), from October 2016 until its sale in April 2022 and of our subsidiary, Soluna Computing, Inc., formerly known as EcoChain, Inc. (“SCI”), since its incorporation in January 2020. Mr. Hirshfield is currently Managing Member of Apple Ridge Capital Advisors, a special situations and debt advisory firm that focuses on raising debt for lower middle market companies. From 2018 to 2023, Mr. Hirshfield served as Managing Director in the restructuring group at B. Riley FBR, Inc., a leading financial services provider, where he advised stressed and distressed companies and their constituencies. From 2015 until 2018, Mr. Hirshfield served as a partner at Steppingstone Group, LLC, a special situations private equity fund located in New York. Mr. Hirshfield’s responsibilities in this role included business development activities, conducting extensive credit analysis on target companies, as well as portfolio management. Mr. Hirshfield began his career as a loan officer at CIT Group Inc. and then became a restructuring advisor at a boutique investment bank, CDG Group. In 2003, Mr. Hirshfield moved over to the buy side and joined Longacre Fund Management, LLC, a $2.5 billion distressed debt fund. Mr. Hirshfield continued as a distressed investor at Del Mar Asset Management, LP, Ramius LLC, and most recently Apple Ridge Advisors LLC from 2010 through 2015. Mr. Hirshfield has a B.S. in Applied Mathematics from Union College and an M.B.A. from Fordham University Graduate School of Business. Mr. Hirshfield brings over 20 years of experience understanding and analyzing public and private companies. He has an expertise in providing operational and investment recommendations as well as providing extensive valuation and credit analysis, which the Board believes qualifies him to serve as a director.

William P. Phelan has been a member of the Board since December, 2004, has served as Lead Independent Director since April 2023, and had served as our Chairman of the Board from January 2022 through April 30, 2023.. He also served as interim Chief Executive Officer and President of SCI from March 2020 to November 2020, and as interim Vice President of SCI from November 2020 to March 2021. Mr. Phelan is the co-founder and Chief Executive Officer of Bright Hub, Inc., a software company founded in 2005 that focuses on the development of online software for commerce. In May 1999, Mr. Phelan founded OneMade, Inc., an electronic commerce marketplace technology systems and tools provider. Mr. Phelan served as Chief Executive Officer of OneMade, Inc. from May 1999 to May 2004, including for a year after it was sold to, and remained a subsidiary of, America Online. Mr. Phelan serves on the Board of Trustees and is a Finance Committee member, an Executive Committee Member, an Investment Committee Chair and a Compensation Committee Chair for MVP Healthcare, Inc. Mr. Phelan also serves on the Board of Trustees and Chairman of the Audit Committee of the Paradigm Mutual Fund Family. He has also held numerous executive positions at Fleet Equity Partners, Cowen & Company, First Albany Corporation, and UHY Advisors, Inc., formerly Urbach Kahn & Werlin, PC. Mr. Phelan has a B.A. in Accounting and Finance from Siena College and an M.S. in Taxation from City College of New York, and is a Certified Public Accountant. Mr. Phelan contributes leadership, capital markets experience, and strategic insight as well as innovation in technology to the Board, which the Board believes qualifies him to serve as a director.

John Bottomley has served as a member of the Board since October 2021. Mr. Bottomley served on the Executive Committee of SCI since January 2021 prior to our acquisition of Soluna Callisto Holdings Inc., formerly known as Soluna Computing, Inc. (“Soluna Callisto”). Mr. Bottomley is currently an employee of Greenvolt France, and Member of the Board of Directors, for Greenvolt USA. Mr. Bottomley was the co-founder, Partner and has been Chief Development Officer of v-ridium Europe, from June 2020 to July 2021. Mr. Bottomley has also served as a Deputy Strategy Director at Blockchain Climate Institute, a London-based think tank, since July 2021. From August 2017 to March 2020, Mr. Bottomley served as the SVP, Global Development at Vestas Wind Systems, a market leader in the wind industry. Mr. Bottomley served various leadership roles at GE Capital EFS, from September 2014 to May 2017. He also held numerous executive positions at The AES Corporation, Verde Ventures Ltd and Enron Europe Ltd. Additionally, Mr. Bottomley served various international joint venture boards, including the boards of directors of Vestas-WEB development JV (Italy, Germany and France) from 2018 to 2020, Vestas-WKN joint venture (Poland) from 2018 to 2019, Vestas-GEO joint venture (Poland) from 2018 to 2020 Vestas EMP Holdings (Ireland, Iceland, Uganda and Ghana) from 2018 to 2020, Sowitech, a German based international renewable energy development from 2019 and 2020, GE-Advanced Power JV (U.S.) from 2015 to 2016, GE-Maintream JV (Vietnam) from 2015 to 2016, AES-Innovent (France) from 2009 to 2012, AES-WEL (UK) from 2008 to 2012, and Enron-OPET (Turkey) from 2000 to 2001. Mr. Bottomley has a B.S. in Computer Engineering from Clemson University and an MBA in Finance and International Business from NYU Stern School of Business, and is a Chartered Financial Analyst.

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John Belizaire has served as a member of the Board and as Chief Executive Officer of SCI since October 2021 and began service as the Chief Executive Officer of the Company on May 1, 2023. Additionally, Mr. Belizaire served as the Chief Executive Officer of Soluna Callisto from June 2018 until our acquisition of Soluna Callisto in October 2021. He also serves as an Operating Advisor of Pilot Growth Equity, a technology growth equity firm, since October 2020. In addition, Mr. Belizaire serves on the Board of Directors of Center for American Entrepreneurship, since May 2020, and the Board of Directors at BanQu Inc, since June 2018. Mr. Belizaire served as the Managing Partner of NextStage LLC, a venture capital firm, from 2002 to 2016. Since June 2006, Mr. Belizaire was the Co-Founder and Chief Executive Officer of FirstBest Systems, which was acquired by Guidewire Software in September 2016, where he served as a Senior Industry Advisor until May 2017. Since January 1997, Mr. Belizaire was the Co-Founder, President and Chief Executive Officer of TheoryCenter, Inc., which was acquired by BEA Systems, Inc. in November 1999, where he served as a Senior Director, Business Development and Strategic Planning until April 2002. Mr. Belizaire has a B.S. in Computer Science and a Master of Engineering in Computer Science from Cornell University. Mr. Belizaire also attended the Executive Development Program at The Wharton School from 2001 to 2002.

William Hazelip has served as a member of the Board since February 2021. From 2015 to March 2022, he has served as Vice President of National Grid PLC, and from April 2022 through present as Senior Vice President, a multinational electricity and gas utility company headquartered in London, England. He has also served as National Grid PLC’s President, Global Transmission (US) from 2017 to 2019 and President of Strategic Growth for National Grid Ventures since August 2019, developing new business opportunities in electric transmission, energy storage, and renewable energy. Prior to joining National Grid, PLC, he was the Managing Director, Business Development at Duke Energy Corporation and the President of Path 15 Transmission, LLC, an independent electric transmission company in California, where he led the acquisition for Duke Energy Corporation. Mr. Hazelip also has extensive experience serving on the board of directors of companies. He currently serves as member of the board of directors of Millennium Pipeline Corporation, a multi-billion dollar natural gas pipeline company, the Vice-Chairman of the board of directors of New York Transco, a growing electric transmission company, and a member of the board of directors representative of Community Offshore Wind, a clean energy joint venture of RWE AG and National Grid plc. Mr. Hazelip began his career as an Area Director for CWL Investments, LLC, a Michigan investor group that owns and operates restaurant franchises including Jimmy John’s Gourmet Sandwich Shops. Mr. Hazelip earned a Bachelor of Arts from Emory University, Atlanta, GA, and an International Master of Business Administration (IMBA) from the Darla Moore School of Business at the University of South Carolina. Mr. Hazelip is an accomplished leader in the energy industry, with deep experience in utility project development, financing, regulation, and operations, which the Board believes, particularly in light of the Company’s involvement with the renewable energy sector as it relates to their cryptocurrency mining subsidiary, qualifies him to serve as a director.

Thomas J. Marusak has served as a member of the Board since December 2004. Additionally, Mr. Marusak served as a member of the Board of Directors of our former subsidiary, MTI Instruments, since April 2011 and has served as a member of the Board of Directors of our subsidiary, SCI, since January 2020. Since 1986 through his retirement in 2023, Mr. Marusak had served as President of Comfortex Corporation, a manufacturer of window blinds and specialty shades. Mr. Marusak was a member of the Advisory Board of Directors for Key Bank of New York from 1996 through 2004 and served on the Board of Directors of the New York Energy Research and Development Authority from 1998 through 2006. In 2019, Mr. Marusak retired from the Board of Directors of the Capital District Physician’s Health Plan, Inc., in Albany, where he had served for the prior eight years and had participated as a member of the board’s Finance, Compensation, Audit, Investment, and Executive Committees. Additionally, Mr. Marusak has served as a Board member for the following entities in the course of his professional career: Center for Economic Growth (past Chair), Dynabil Corp. (Advisory Board), and the Albany Chamber of Commerce (Executive Board). Mr. Marusak received a B.S. in Engineering from Pennsylvania State University and an M.S. in Engineering from Stanford University. Mr. Marusak brings technical development, manufacturing experience, product development and introduction, financial accounting, and human resources expertise to the Board, as well as relevant experience in committee and board service, which the Board believes qualifies him to serve as a director.

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Michael Toporek served as our Chief Executive Officer from November 2020 until May 1, 2023 when he stepped down from that position and was selected as Executive Chairman of the Board as of that date. Mr. Toporek has served as a member of the Board since October 2016. Since 2003, Mr. Toporek has served as the Managing General Partner of Brookstone Partners, a lower middle market private equity firm based in New York and an affiliate of Brookstone XXIV. Prior to founding Brookstone Partners in 2003, Mr. Toporek was both an active principal investor and an investment banker. Mr. Toporek began his career in Chemical Bank’s Investment Banking Group, later joining Dillon, Read and Co., which became UBS Warburg Securities Ltd. during his tenure, and SG Cowen and Company. Mr. Toporek currently serves on the Board of Directors of Capstone Therapeutics Corp. Mr. Toporek has a B.A. in Economics and an M.B.A. from the University of Chicago in Finance/Accounting. Mr. Toporek brings strategic and financial expertise to the Board as a result of his experience with Brookstone Partners, which the Board believes qualifies him to serve as a director. As part of our sale of 3,750,000 shares of Common Stock to Brookstone XXIV in October 2016, Brookstone XXIV has two designated directors that sit on the Board; Mr. Toporek is one such director.

Matthew E. Lipman has served as a member of the Board since October 2016. Since 2004, Mr. Lipman has served as Managing Director of Brookstone Partners, a lower middle market private equity firm based in New York and an affiliate of Brookstone Partners Acquisition XXIV, LLC (“Brookstone XXIV”). Mr. Lipman’s responsibilities at Brookstone Partners include identifying and evaluating investment opportunities, performing transaction due diligence, managing the capital structure of portfolio companies, and working with management teams to implement operational and growth strategies. In addition, Mr. Lipman is responsible for executing add-on acquisitions and other portfolio company-related strategic projects. From July 2001 through June 2004, Mr. Lipman was an analyst in the mergers and acquisitions group at UBS Financial Services Inc., responsible for formulating and executing on complex merger, acquisition, and financing strategies for Fortune 500 companies in the industrial, consumer products, and healthcare sectors. Mr. Lipman currently serves on the Board of Directors of Denison Pharmaceuticals, LLC, Advanced Disaster Recovery Inc., Totalstone, LLC, Harmattan Energy Limited and Capstone Therapeutics Corp. Mr. Lipman has a B.S. in Business Administration from Babson College. Mr. Lipman brings 20 years of experience working with companies to establish growth strategies and execute acquisitions, is proficient in reading and understanding financial statements, generally accepted accounting principles, and internal controls as a direct result of his investment experience evaluating companies for potential investments and the management of financial reporting and capital structure for three portfolio companies, as well as relevant experience in serving on other boards of directors, which the Board believes qualifies him to serve as a director. As part of our sale of 3,750,000 shares of Common Stock to Brookstone XXIV in October 2016, Brookstone XXIV has two designated directors that sit on the Board; Mr. Lipman is one such director.

David C. Michaels has served as a member of the Board since August 2013, served as our Lead Independent Director from June 2016 until April 2023 and as our Chairman of the Board from January 2017 to January 2022. Mr. Michaels was selected as Interim Chief Financial Officer on April 24, 2023, and resigned from the position on April 8, 2024, upon the appointment of John Tunison. Mr. Michaels served as the Chief Financial Officer of the American Institute for Economic Research, Inc., an internationally-recognized economics research and education organization, from October 2008 until his retirement in May 2018. Prior to that, Mr. Michaels served as Chief Financial Officer at Starfire Systems, Inc. from December 2006 to September 2008. Mr. Michaels worked at Albany International Corp. from March 1987 to December 2006 as Vice President, Treasury and Tax, and Chief Risk Officer. Mr. Michaels also worked at Veeco Instruments from May 1979 to March 1987 in various roles including Controller and Tax Manager. Mr. Michaels is the Chairman of the Board of Directors and Chair of the Audit Committee of Iverson Genetic Diagnostics, Inc. Mr. Michaels also serves as a member of the Board of Governors and Treasurer of the Country Club of Troy. Mr. Michaels has a Bachelor of Science degree with dual majors in Accounting and Finance and a minor in Economics from the University at Albany and completed graduate-level coursework at the C.W. Post campus of Long Island University. Mr. Michaels also completed the Leadership Institute Program at the Lally School of Management & Technology at Rensselaer Polytechnic Institute. Mr. Michaels contributes more than 30 years of international financial and operating experience in a wide variety of roles in both public and private organizations to the Board, which the Board believes qualifies him to serve as a director. Effective April 21, 2023, Mr. Michaels served as Chief Financial Officer of the Company through April 8, 2024, upon the appointment of Michael Tunison to that office.

There are no family relationships among any of our directors or executive officers.

Board Diversity

Board Diversity Matrix (As of April 1, 2024)
Total Number of Directors	9
				Did Not Disclose
	Female	Male	Non-Binary	Gender

Directors		9
Number of Directors who identify in any of the Categories Below:
African American or Black		1
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		8
Two or More Races or Ethnicities
LGBTQ+
Did not Disclose Demographic Background

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BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board held six official meetings during 2023. All directors attended at least 80% of all meetings of the Board and any Committee of which they were a member during 2023. The Board has no formal policy regarding attendance at our annual meeting of stockholders; directors are, however, encouraged, but not required, to attend any meetings of our stockholders. All directors, at the time of the meeting, virtually attended the 2023 annual meeting of stockholders. Also, during 2023, the Board of Directors were holding bi-weekly update calls for the entire fiscal year 2023, and are continuing to hold bi-weekly calls through the present day.

The Board has an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee, and an Executive Committee.

Audit Committee

The Audit Committee meets on a regular basis, at least quarterly and more frequently as necessary. The Audit Committee’s primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management has established and the audit and financial reporting process. The Audit Committee as of the date of this report consists of Messrs. Marusak (Chair), Hirshfield, Phelan, and Bottomley. The Board has determined that each member of the Audit Committee is independent, as defined under the applicable rules and listing standards of Nasdaq and SEC rules and regulations. In addition, the Board has determined that Mr. Marusak qualifies as an “audit committee financial expert” as defined in the rules and regulations of the SEC. Mr. Marusak’s designation by the Board as an “audit committee financial expert” is not intended to be a representation that he is an expert for any purpose as a result of such designation, nor is it intended to impose on him any duties, obligations, or liability greater than the duties, obligations, or liability imposed on him as a member of the Audit Committee and the Board in the absence of such designation.

The Audit Committee met four times during 2023. The responsibilities of the Audit Committee are set forth in the charter of the Audit Committee, which was adopted by the Board and is published on our website at https://www. solunacomputing.com/investors/governance/. The Committee, among other matters, is responsible for the annual appointment of, and for compensating, retaining, overseeing and, where appropriate, replacing, the independent registered public accounting firm as the Company’s auditors, reviews the arrangements for and the results of the auditors’ examination of our books and records, and assists the Board in its oversight of the reliability and integrity of the Company’s accounting policies, financial statements and financial reporting, and disclosure practices, including its system of internal controls, and the establishment and maintenance of processes to assure compliance with all relevant laws, regulations, and company policies. The Audit Committee also reviews the adequacy of charter of the Audit Committee and recommends changes to the Board that it considers necessary or appropriate.

Nominating and Corporate Governance Committee

The Board has adopted a Nominating and Corporate Governance Committee charter, which is published on our website at https://www.solunacomputing.com/investors/governance/. The Nominating and Corporate Governance Committee consists of Messrs.. Hirshfield (Chairman), Hazelip and Marusak. The Board has determined that each member of the Nominating and Corporate Governance Committee is independent, as defined under the applicable rules and listing standards of Nasdaq.

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The Nominating and Corporate Governance Committee met once during 2023. The role of the Nominating and Corporate Governance Committee is to assist the Board by: 1) reviewing, identifying, evaluating, and recommending the nomination of Board members; 2) selecting and recommending director candidates to the Board; 3) developing and recommending governance policies of the Company to the Board; 4) addressing governance matters; 5) making recommendations to the Board regarding Board size, composition, and criteria; 6) making recommendations to the Board regarding existing Committees and report on the performance and effectiveness of the Committees to the Board; 7) periodically evaluating the performance of the Board; and 8) assisting the Board with other assigned tasks as needed.

In appraising potential director candidates, the Nominating and Corporate Governance Committee focuses on desired characteristics and qualifications of candidates, and although there are no stated minimum requirements or qualifications, preferred characteristics include business savvy and experience, concern for the best interests of our stockholders, proven success in the application of skills relating to our areas of business activities, adequate availability to participate actively in the Board’s affairs, high levels of integrity, and sensitivity to current business and corporate governance trends and legal requirements, and that candidates, when warranted, meet applicable director independence standards. The Nominating and Corporate Governance Committee has adopted a formal policy for the consideration of director candidates recommended by stockholders. Individuals recommended by stockholders are evaluated in the same manner as other potential candidates. A stockholder wishing to submit such a recommendation should forward it in writing to our Secretary at 325 Washington Avenue Extension, Albany, New York 12205. The mailing envelope should include a clear notation that the enclosure is a “Director Nominee Recommendation.” The recommending party should be identified as a stockholder and should provide a brief summary of the recommended candidate’s qualifications, taking into account the desired characteristics and qualifications considered for potential Board members mentioned above.

Compensation Committee

The Board has adopted a Compensation Committee charter, which is published on our website at https://www. solunacomputing.com/investors/governance/. The Compensation Committee as of the date of this report consists of Messrs. Phelan (Chairman), Hazelip, and Bottomley. The Board has determined that each member of the Compensation Committee is independent, as defined under the applicable rules and listing standards of Nasdaq and SEC rules and regulations.

The Compensation Committee met nine times during 2023. The Compensation Committee is charged with ensuring that the Company’s compensation programs are aligned with Company goals and are adequately designed to attract, motivate, and retain executives and key employees. The role of the Compensation Committee is to assist the Board by:

1) regarding the overall compensation programs, philosophy, and practices of the Company, particularly as it relates to its executive officers, key employees, and directors; 2) reviewing and evaluating Company objectives and goals regarding our Chief Executive Officer’s compensation; 3) determining the compensation program for members of the Board; 4) developing and overseeing the Chief Executive Officer’s process for evaluating the performance objectives and compensation of executive officers; 5) administering the Company’s equity compensation plans; 6) determining succession planning and management development for the Chief Executive Officer and other executive officers; and 7) assisting the Board with other assigned tasks as needed.

In fulfilling its responsibilities, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee and, to the extent not expressly reserved to the Compensation Committee by the Board or by applicable law, rule, or regulation, to any other committee of directors appointed by it.

The Compensation Committee has the sole authority to retain and terminate any compensation consultant, outside counsel, or other advisers as it deems appropriate to perform its duties and responsibilities, including the authority to approve the fees payable to such counsel or advisers and any other terms of retention. The Compensation Committee did not engage any such consultants, counsel, or advisers during 2023.

The Compensation Committee administers our executive compensation programs. This Committee is responsible for establishing the policies that govern base salaries, as well as short- and long-term incentives, for executives and senior management. The Committee considers recommendations made by our Chief Executive Officer and certain other executives when reaching its compensation decisions, including with respect to executive and director compensation. The Committee has approval authority regarding the compensation of the Company’s Chief Executive Officer, as well as the Company’s other executive officers after the review of the Chief Executive Officer’s recommendation and the results of such officer’s performance review.

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Executive Committee

The Board formed an Executive Committee in January 2022 and adopted an Executive Committee charter, which is published on our website at https://www.solunacomputing.com/investors/governance/. The Executive Committee as of the date of this report consists of Messrs. Phelan (Chairman), Bottomley, Lipman, and Toporek. The Board has determined that each of Mr. Phelan and Mr. Bottomley are independent, as defined under the applicable rules and listing standards of Nasdaq.

The Executive Committee met every other week for a total 22 meetings in fiscal year 2023. The purpose of the Executive Committee is to represent and assist the Board in its review and approval of certain transactions and other matters requiring Board consideration, and to take action, where necessary, appropriate and authorized by the Board during intervals between regular and special meetings of the Board. The Executive Committee has authority to: 1) monitor the management’s performance against the approved budget of record; 2) authorize mining equipment purchase transactions; 3) authorize the price at which equity securities of the Company are sold; 4) authorize the payment of dividends to holders of preferred stock of the Company; and 5) identify and assess business risks and develop and propose recommendations to management and the Board to minimize such risks. Notwithstanding anything in the foregoing, the Executive Committee is not authorized to 1) take any action that requires an adoption by an independent majority of the Board; 2) complete any transaction that would have a material effect on the Company’s financial statements; or 3) complete any transaction that qualifies as a related party transaction.

The Board’s Role in Risk Oversight

The Board executes its oversight responsibility for risk management directly and through its Committees, as follows:

●	The Audit Committee has primary responsibility for overseeing the integrity of the Company’s financial reporting risk by reviewing: (i) the Company’s disclosure controls and procedures; (ii) any significant deficiencies in the design or operation of internal controls; (iii) any fraud material or otherwise; (iv) the use of judgments in management’s preparation of the financial statements; and (v) through consultation with Company’s independent registered public accounting firm on the above items. The Board is kept abreast of the Committee’s risk oversight and other activities via reports of the Committee Chairman to the full Board.

●	The Compensation Committee oversees the risks associated with our compensation policies and practices, with respect to both executive compensation and compensation generally. The Board is kept abreast of the Committee’s risk oversight and other activities via reports of the Committee Chairman to the full Board.

●	The Executive Committee is responsible for identifying and assessing business risks and proposing recommendations to management and the full Board. The Board is kept abreast of the Committee’s risk oversight and other activities via reports of the Committee Chairman to the full Board.

●	The Board considers specific risk topics, including risks associated with our strategic plan, our capital structure, and our development activities. In addition, the Board receives detailed regular reports from the heads of our principal business and corporate functions that include discussions of the risks and exposures involved in their respective areas of responsibility. These reports are provided in connection with every regular Board meeting and are discussed, as necessary, at Board meetings. Further, the Board is routinely informed of developments at the Company that could affect our risk profile or other aspects of our business.

We do not believe that the Board’s role in risk oversight has any impact on its leadership structure, as discussed below.

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Executive Sessions of Directors

Executive sessions, or meetings of outside (non-management) directors without management present, are held periodically throughout the year. At these executive sessions, the outside directors review, among other things, the criteria upon which the performance of the Chief Executive Officer and other executive officers is based, the performance of the Chief Executive Officer against such criteria, and the compensation of the Chief Executive Officer and other executive officers. Meetings are held from time to time with the Chief Executive Officer to discuss relevant subjects.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. As of the date of this report, Michael Toporek will serve as Executive Chairman of the Board and William Phelan will serve as our Lead Independent Director. The Board recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the Company continues to grow. Michael Toporek had served as our Chief Executive Officer since October 2020, and effective May 1, 2023, John Belizaire began service as Chief Executive Officer and Michael Toporek serves as Executive Chairman. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the full Board and the Lead Independent Director coordinates the activities of the other independent directors and performs such other duties and responsibilities as the Board may determine. We believe that this separation of responsibilities also provides a balanced approach to managing the Board and overseeing the Company.

In considering its leadership structure, the Board has taken a number of factors into account. The Board, which consists of directors who are highly qualified and experienced, eight of whom are independent directors, exercises a strong, independent oversight function. This oversight function is enhanced by the fact that the Board’s three of the four standing committees – the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee – are comprised solely of independent directors and the Executive Committee, is comprised of a majority of independent directors.

Board Membership

To fulfill its responsibility to recruit and recommend to the full Board nominees for election as directors, the Nominating and Corporate Governance Committee reviews the size and composition of the Board to determine the qualifications and areas of expertise needed to further enhance the composition of the Board and works with management in attracting candidates with those qualifications. The goal of the Nominating and Corporate Governance Committee, and the Board as a whole, is to achieve a Board that, as a whole, provides effective oversight of the management and business of the Company, through the appropriate diversity of experience, expertise, skills, specialized knowledge, and other qualifications and attributes of the individual directors. Important criteria for Board membership include the following:

●	Members of the Board should be individuals of high integrity and independence, substantial accomplishments, and have prior or current associations with institutions noted for their excellence.

●	Members of the Board should have demonstrated leadership ability, with broad experience, diverse perspectives, and the ability to exercise sound business judgment.

●	The background and experience of members of the Board should be in areas important to the operations of the Company such as business, education, finance, government, law, science, blockchain, energy, and cryptocurrency.

●	The composition of the Board should reflect the benefits of diversity as to gender, ethnic background, and experience.

The satisfaction of these criteria is implemented and assessed through ongoing consideration of directors and nominees by the Nominating and Corporate Governance Committee and the Board. Based upon these activities and its review of the current composition of the Board, the Committee and the Board believe that most of these criteria have been satisfied, and are actively pursuing the addition of at least one additional director that would help the Board in meeting the diversity goals noted above.

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In addition, in accordance with the Nominating and Corporate Governance Committee Charter, the Committee considers the number of boards of directors of other public companies on which a candidate serves. Moreover, directors are expected to act ethically at all times and adhere to the Company’s Code of Conduct and Ethics.

The Nominating and Corporate Governance Committee and the Board believe that each of the nominees for election at the Annual Meeting brings a strong and unique set of attributes, experiences, and skills and provides the Board as a whole with an optimal balance of experience, leadership, competencies, qualifications, and skills in areas of importance to the Company. Under “Proposal 1—Election of Directors” above, we provide an overview of the nominees’ principal occupation, business experience, and other directorships, together with the key attributes, experience, and skills viewed as particularly meaningful in providing value to the Board, the Company, and our stockholders.

REPORT OF THE AUDIT COMMITTEE

In accordance with the Committee’s charter, as published on the Company’s website at https://www. solunacomputing.com/investors/governance, management has the primary responsibility for the Company’s financial statements and the financial reporting process, including maintaining an adequate system of internal control over financial reporting. The Company’s independent registered public accounting firm reports directly to the Audit Committee and is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee, among other matters, is responsible for appointing the Company’s independent registered public accounting firm, evaluating such independent registered public accounting firm’s qualifications, independence, and performance, determining the compensation for such independent registered public accounting firm, and pre-approval of all audit and non-audit services provided to the Company. Additionally, the Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and audits of the Company’s financial statements, including the work of the independent registered public accounting firm. The Audit Committee reports to the Board with regard to:

●	the scope of the annual audit;

●	fees to be paid to the independent registered public accounting firm:

●	the performance of the independent registered public accounting firm;

●	compliance with accounting and financial policies and financial statement presentation; and

●	the procedures and policies relative to the adequacy of internal accounting controls.

The Audit Committee reviewed and discussed with Company management and UHY LLP (“UHY”), the Company’s independent registered accounting firm during 2023, the Company’s 2023 annual consolidated financial statements, including management’s assessment of the effectiveness of the Company’s internal control over financial reporting. The Company’s management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee has discussed with UHY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, which includes, among other items, matters related to the conduct of the audit of the annual consolidated financial statements. The Audit Committee has also discussed the critical accounting policies used in the preparation of the Company’s annual consolidated financial statements, alternative treatments of financial information within generally accepted accounting principles that UHY discussed with management, the ramifications of using such alternative treatments, and other written communications between UHY and management.

The Audit Committee has received from UHY the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with UHY their independence. The Audit Committee has also concluded that UHY’s performance of non-audit services is compatible with UHY’s independence.

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The Audit Committee also discussed with UHY the overall scope and plans for its audit and has met with UHY, with and without management present, to discuss the results of its audit and the overall quality of the Company’s financial reporting. The Audit Committee also discussed with UHY whether there were any audit problems or difficulties, and management’s response.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC. This report is provided by the following directors, who constitute the Committee.

Audit Committee:

Mr. Edward R. Hirshfield

Mr. William P. Phelan

Mr. Thomas Marusak (Chairman)

Mr. John Bottomley

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PROPOSAL NO. 2

APPROVAL OF NOTE CONVERSION PRICE AND

WARRANT EXERCISE PRICE ADJUSTMENTS

Overview

At the Annual Meeting, holders of our Voting Capital Stock will be asked to approve a reduction of the conversion price of the Notes (as defined below), a reduction of the exercise price of the Noteholder Warrants (as defined below), the issuance of shares of our Common Stock upon conversion of the Notes at the reduced conversion price, and the issuance of shares of our Common Stock upon the exercise of the Noteholder Warrants under the amended terms, in each case as required by the terms of the Fourth Amendment Agreement and for purposes of compliance with Nasdaq Listing Rule 5635(d).

As a material condition of the Fourth Amendment Agreement, we agreed to submit and recommend this proposal to our stockholders. Our Board believes that this proposal is in the best interests of the Company and its stockholders in order to fulfill and meet our contractual commitments made in the Fourth Amendment Agreement and accompanying agreements. Under the Fourth Amendment Agreement, we agreed to use commercially reasonable efforts to obtain stockholder approval for a reduction of the conversion price of the Notes and a reduction of the exercise price of the Noteholder Warrants, with the recommendation of our Board that such proposal be approved. We are also seeking to obtain stockholder approval of the issuance of shares of our Common Stock upon conversion of the Notes and exercise of the Noteholder Warrants. If we do not obtain stockholder approval of this Proposal No. 2 at this Annual Meeting, we will adjourn this Annual Meeting and hold a special meeting of stockholders every 90 days thereafter to seek stockholder approval until stockholder approval is obtained.

Background

On October 20, 2021, we entered into a securities purchase agreement (the “SPA”) with certain accredited investors (the “Noteholders”), and issued to the Noteholders, upon closing of the offering on October 25, 2021, convertible secured notes (the “Notes”) in the aggregate principal amount of $16,304,348, for an aggregate purchase price of $15,000,000.

On February 28, 2024 the Company and the Noteholders entered into a Fourth Amendment Agreement (the “Fourth Amendment Agreement”) to amend the Notes, SPA and related agreements (collectively, the “Transaction Documents”) to facilitate future financings by the Company by amending the Transaction Documents as follows:

The Company shall be permitted undertake at-the-market transactions (“ATMs”) in the future provided:

●	No Event of Default shall have occurred and be continuing under the Notes; and

●	The market price of the shares of common stock shall be at least the ATM Floor Price. ATM Floor Price means $10 per share initially, which is reduced to $8 per share six months after the ATM is effective and $6 per share 12 months after the after the effective date of the ATM.

In addition, the Company will be permitted to unilaterally extend the maturity date of the Notes for two 3-Month extensions if prior to the then in effect maturity date the Company gives notice to the Purchasers and increases the principal amount of the Notes on the date of each such extension by two percent (2%) the principal amount of the Notes outstanding on the date of this Agreement per each extension.

In consideration of the foregoing, the Company will:

●	Reduce the conversion price of the Notes to $3.78 per share;

●	The Purchasers will receive an aggregate of 850,000 three year warrants exercisable at $0.01 per share (the “Penny Warrants”);

●	An aggregate of 320,005 warrants held by the Purchasers will have the exercise price reduced to $3.78 per share (the “$3.78 Warrants”);

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●	An aggregate of 478,951 warrants held by the Purchasers will have the exercise price reduced to $6.00 per share (the “Repriced Warrants”). For every one Repriced Warrant exercised by a Purchaser, such Purchaser shall receive 1.36 new five year warrants with an exercise price of $0.01, 1.6 new five year warrants with an exercise price of $4.20, and 1.6 new five year warrants with an exercise price of $5.70 (the “Bonus Warrants”).

Pursuant to additional agreements with holders of another 51,618 outstanding warrants, similar adjustments with those warrants, resulting in a total adjustment to 530,569 warrants.

We are holding the Annual meeting of our stockholders for the additional purpose of obtaining stockholder approval of reductions in the conversion prices of the Notes, the reduction of the exercise prices of the $3.78 Warrants and Repriced Warrants, and the issuance of the Penny Warrants and the Bonus Warrants.,

Effect of Issuance of Additional Securities

Based on the April 15, 2024 outstanding shares, if the Noteholders were to convert the Notes in full into an aggregate of 2,024,596 shares of our Common Stock and to exercise the Penny Warrants, the $3.78 Warrants, the Repriced Warrants and the Bonus Warrants (collectively, the “Noteholder Warrants”) in full for an aggregate of 3,788,032 shares of our Common Stock, the Noteholders would hold an aggregate of 5,812,628 shares of our Common Stock, equal to 60% of our issued and outstanding Common Stock on such date, assuming the Noteholders waive the provisions in the Notes and the Noteholder Warrants limiting their beneficial ownership of shares of our Common Stock to 4.99%.

As such, for so long as the Noteholders beneficially own a substantial number of shares of our Common Stock, they could significantly influence future decisions by our company. Our stockholders will incur dilution of their percentage ownership to the extent that the Noteholders fully convert the Notes or exercise the Noteholder Warrants. In addition, because the conversion price of the Notes and the Noteholder Warrants may be further adjusted to a lower amount, our stockholders may experience an even greater dilutive effect. If we and the Noteholders agree to decrease the conversion price of the Notes or the exercise price of the Noteholder Warrants, in each case, in the future, we could issue more shares of our Common Stock to the Noteholders upon the conversion of the Notes or the exercise of the Noteholder Warrants than the amounts set forth above. Stockholder approval of Proposal No. 2 will apply to all issuances of our Common Stock pursuant to the conversion of the Notes and the exercise of the Noteholder Warrants, including such potential issuance of additional shares.

Nasdaq Marketplace Requirements and the Necessity of Stockholder Approval

Our Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by us of shares of our Common Stock (and/or securities convertible into or exercisable for shares of our Common Stock) equal to 20% or more of the shares of our Common Stock outstanding prior to such issuance where the price of our Common Stock to be issued is below the “Minimum Price.” “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. Accordingly, we believe that the adjustments to the conversion prices of the Notes, the adjustments to the exercise prices of the Repriced Warrants and the $3.78 Warrants, the issuance of the Penny Warrants and the Bonus Warrants, the issuance of shares of our Common Stock upon the conversion in full of the Notes, and the issuance of shares of our Common Stock upon the exercise in full of the Noteholder Warrants may require stockholder approval.

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If our stockholders do not approve this Proposal No. 2, the conversion prices of the Notes cannot be adjusted, the exercise prices of the Noteholder Warrants cannot be adjusted, the Notes will not be fully convertible, and the $3.78 Warrants and the Repriced Warrants will not be fully exercisable, and the Penny Warrants and the Bonus Warrants will not be exercisable, in each case, in a manner that complies with Nasdaq Listing Rule 5635(d). In addition, our failure to obtain approval of this Proposal No. 2 would prohibit us from satisfying our obligations under the terms of the Fourth Amendment.

Additional Information

This summary is intended to provide you with basic information concerning the Notes and the Noteholder Warrants. The forms of the Notes and the Noteholder Warrants have been filed as exhibits to our reports to the SEC..

Required Vote

The affirmative vote of a majority of the shares of our Voting Capital Stock present in person or represented by proxy at the Annual Meeting and casting votes affirmatively or negatively thereon is required for approval of Proposal No. 2. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of voting on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 2.

PROPOSALS NO. 3 AND NO. 4

AMENDMENTS OF THE 2021 AND 2023 STOCK INCENTIVE PLANS

We currently maintain the 2021 Stock Incentive Plan (the “2021 Plan”) and the 2023 Stock Incentive Plan (the “2023 Plan, and together the “Plans”). We believe that the Plans are an important part of attracting, retaining and incentivizing highly qualified employees (“Eligible Participants”) and provide incentives that align the economic interests of plan participants with those of our stockholders. The 2021 Plan was adopted on February 12, 2021 and has been amended and restated on October 29, 2021, May 27, 2022 and on March 10, 2023, and the 2023 Plan was adopted on February 28, 2023 and amended and restated on June 29, 2023.

The Board is requesting that you approve amendments to the Plans. Under the Plans, the number of shares of common stock available for awards is limited to, 18.75% for the 2021 Plan and 23.75% for the 2023 Plan of the number of Common Shares outstanding as of the first trading day of each quarter. The amendments to each Plan would change the calculation of this limitation to reflect the applicable percentage to 18.75% and 23.75% respectively, after giving effect to the increase in the number of shares subject to awards after giving effect to the amount to the increase as of the date of the calculation.

The following table reflects the number of shares available for awards under each Plan under the current calculation and also under the amended Plans, based upon the outstanding shares of 3,796,309 on April 15, 2024:

Plan	Applicable percentage	Shares available for awards under the Current Plans	Shares available for awards under the Amended Plans	Number of Awards Currently Outstanding
2021 Plan	18.75%	711,808	876,071	348,185
2023 Plan	23.75%	901,623	1,182,457	588,234

The Board and management are of the opinion that this number will not be sufficient in the short to medium term to attract, retain and incentivize talented and highly qualified employees. Our calculations suggest that it is prudent to replenish the share reserve at this time. Without the additional shares, we would need to make larger cash payments to Eligible Participants. Cash rewards are unlikely to align them and stockholders in the same way that equity grants will. To enable us to continue offering meaningful equity-based incentives to Eligible Participants, the Board believes that it is both necessary and appropriate to increase the number of shares of Common Stock available for these purposes.

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Accordingly, we are asking our stockholders to approve the proposed amendments of the Plans as described above. Each of the Plans’ provisions regarding the limitation on the number of shares available for awards is identical and revised as follows:

(a)	Share Reserve and Limitation of Grants. Subject to certain adjustments as provided herein, the maximum aggregate number of Common Shares available for awards hereunder that may be issued hereunder (excluding the number of Common Shares subject to Specified Awards (as hereinafter defined)) after giving effect to the issuance of Common Shares (i) pursuant to the exercise of Options, (ii) as unrestricted Common Shares or Restricted Stock, and (iii) in settlement of RSUs shall be limited to, beginning with the third quarter of our fiscal year ending December 31, 2023 (or July 1, 2023), 23.75% of the number of Common Shares outstanding as of the first trading day of each quarter. Subject to certain adjustments as provided herein, (A) Common Shares subject to this Plan shall include Common Shares which reverted back to this Plan pursuant to Section 4(b) below in a prior quarter, and (B) the number of Common Shares that may be issued under this Plan may never be less than the number of Common Shares that are then outstanding under (or available to settle existing) Awards. For purposes of determining the number of Common Shares available under this Plan, Common Shares withheld by the Company to satisfy applicable tax withholding or exercise price obligations pursuant to Section 10(e) of this Plan shall be deemed issued under this Plan.

Stockholders will have the opportunity to vote of each Plan amendment separately.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3 AND A VOTE “FOR” PROPOSAL 4.

PROPOSAL NO .5

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected UHY as the Company’s independent registered public accounting firm for fiscal year 2024, and the Board is asking stockholders to ratify that selection. UHY had previously served as the Company’s independent registered public accounting firm from 2012 through 2017 and also served as the Company’s independent registered public accounting firm in 2021 through 2023.

Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise the Company’s independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of UHY for ratification by stockholders as a matter of good corporate practice.

The affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at the meeting is required to approve the ratification of the selection of UHY as the Company’s independent registered public accounting firm for the current fiscal year.

If the stockholders fail to ratify this appointment, the Audit Committee will reconsider whether to retain UHY and may retain that firm or another firm without resubmitting the matter to the Company’s stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of different independent public accountants at any time during the year if it determines that such change would be in the best interests of the Company and our stockholders.

A representative from UHY is expected to be present at the Annual Meeting and will have the opportunity to make a statement and answer appropriate questions from stockholders.

Accounting Fees

The following sets forth the aggregate fees billed to us for professional services rendered by UHY for the year ended December 31, 2023(1):

Year Ended
December 31,
2023

Audit Fees	$510,000
Audit-Related Fees	––
Tax Fees	––
All Other Fees	––
Total	$510,000

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The following sets forth the aggregate fees billed to us for professional services rendered by UHY for the year ended December 31, 2022(1):

Year Ended
December 31,
2022

Audit Fees	$600,000
Audit-Related Fees	––
Tax Fees	21,115
All Other Fees	––
Total	$621,115

(1)	The aggregate amounts included in Audit Fees and Tax Fees are classified by the related fiscal periods for the audit of our annual financial statements and review of financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed or to be billed during those fiscal periods.

Audit Fees

Audit fees for the fiscal years ended December 31, 2023 and 2022, were for professional services rendered for the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements, including comfort letters, and any applicable Current Reports on Form 8-K and the review of any of our Quarterly Reports on Form 10-Q.

Tax Fees

Tax fees during the fiscal year ended December 31, 2022 were for services related to tax compliance, including the preparation of tax returns and claims for refunds, and tax planning and tax advice, including advice related to proposed transactions.

The Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the auditors’ independence, and has concluded that it is.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted the following policies and procedures under which frequently-utilized audit and non-audit services are pre-approved by the Audit Committee and the authority to authorize the independent registered public accountants to perform such services is delegated to a single committee member or executive officer.

a)	Annual audit, quarterly review, and annual tax return services will be pre-approved upon review and acceptance of the tax and audit engagement letters submitted by the independent registered public accountants to the Audit Committee.

b)	Additional audit and non-audit services related to the resolution of accounting issues or the adoption of new accounting standards, audits by tax authorities, or reviews of public filings by the SEC must be pre-approved by the Audit Committee and the authority to authorize the independent registered public accounting firm to perform such services is delegated to the Chairman of the Audit Committee for fees up to $5,000, and for fees above $5,000 entire Committee approval is required.

c)	Additional audit and non-audit services related to tax savings strategies, tax issues arising during the preparation of tax returns, tax estimates, and tax code interpretations must be pre-approved by the Audit Committee and the authority to authorize the independent registered public accounting firm to perform such services is delegated to the Chairman of the Audit Committee for fees up to $5,000, and for fees above $5,000 entire Committee approval is required.

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d)	Additional audit and non-audit services related to the tax and accounting treatments of proposed business transactions must be pre-approved by the Audit Committee and the authority to authorize the independent registered public accountants to perform such services is delegated to the Chairman of the Audit Committee for fees up to $5,000, and for fees above $5,000 entire Committee approval is required.

e)	Quarterly and annually, a detailed analysis of audit and non-audit services will be provided to and reviewed with the Audit Committee.

All of the 2023 and 2022 services described under the caption “Audit Fees” and “Tax Fees” were approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN PROPOSAL 5.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval or Ratification of Transactions with Related Persons

We have adopted a written policy requiring that all related person transactions be reported to our executive management and/or the Board and approved or ratified by the Audit Committee. In completing its review of proposed related person transactions, the Audit Committee considers the aggregate value of the transaction, whether the transaction was undertaken in the ordinary course of business, the nature of the relationships involved, and whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party.

We believe the terms of any transactions with related persons are as fair to us as those obtainable from unaffiliated third parties.

The following is a summary of transactions between the Company and certain related persons, as required to be disclosed under applicable SEC rules, that occurred since January 1, 2022, and any ongoing related relationships with related persons:

MeOH Power, Inc.

On December 18, 2013, MeOH Power, Inc. and the Company executed a Senior Demand Promissory Note (the Note) in the amount of $380 thousand to secure the intercompany amounts due to the Company from MeOH Power, Inc. upon the deconsolidation of MeOH Power, Inc. Interest accrues on the Note at the Prime Rate in effect on the first business day of the month, as published in the Wall Street Journal. At the Company’s option, all or part of the principal and interest due on this Note may be converted to shares of common stock of MeOH Power, Inc. at a rate of $0.07 per share. Interest began accruing on January 1, 2014. The Company recorded a full allowance against the Note. As of December 31, 2023 and December 31, 2022, $363 thousand and $342 thousand, respectively, of principal and interest are available to convert into shares of common stock of MeOH Power, Inc. Any adjustments to the allowance are recorded as miscellaneous expense during the period incurred.

Legal Services

During the years ended December 31, 2023 and December 31, 2022, the Company incurred $2 thousand and $22 thousand, respectively, to Couch White, LLP for legal services associated with contract review. A partner at Couch White, LLP is an immediate family member of one of our Directors.

HEL Transactions

As discussed above, on October 29, 2021, the Company completed the Soluna Callisto acquisition pursuant to the Merger Agreement. The purpose of the transaction was for SCI to acquire substantially all of the assets (other than those assets physically located in Morocco) formerly held by HEL, which assets consisted of SCI’s existing pipeline of certain cryptocurrency mining projects that HEL previously transferred to SCI, which was formed expressly for this purpose, and to provide SCI with the opportunity to directly employ or retain the services of four individuals whose services it had retained through HEL prior to the merger. As a result of the merger, each share of common stock of Soluna Callisto issued and outstanding immediately prior to the effective time of the merger, other than shares owned by the Company or any of our subsidiaries, was canceled and converted into the right to receive a proportionate share of the Merger Consideration.

In connection with the Soluna Callisto acquisition, effective as of October 29, 2021, upon and subject to the terms and conditions of the Termination Agreement, on November 5, 2021: (1) the existing Operating and Management Agreements between HEL and SCI were terminated in all respects; and (2)(A) SCI paid HEL $725,000, (B) SHI issued to HEL the Termination Shares, and (C) HEL and SHI entered into an Amended and Restated Contingent Rights Agreement that, among other things, amended the existing Contingent Rights Agreement by and between HEL and SHI, dated January 13, 2020, to provide SHI the right to invest directly in certain cryptocurrency mining opportunities being pursued by HEL. SHI filed a registration statement with the SEC to register the resale of the Termination Shares on February 14, 2022.

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Due to conditions being met within the Merger Agreement in relation to energization and retention of employees, the Company has advised SCI US Holdings LLC, a Delaware limited liability company, who is the sole Effective Time Holder (as defined in the Merger Agreement) of the right to receive the Merger Shares and that 19,800 Merger Shares were issued on April 19, 2024 and 39,600 Merger Shares were issued on October 10, 2023. SCI US Holdings LLC has consented to the issuance of such Merger Shares as required under the Merger Agreement and has directed the Company to issue such Merger Shares to its affiliate, HEL. Following the issuance of the 59,400 Merger Shares, a total of 59,400 Merger Shares remain available for possible issuance pursuant to the terms of the Merger Agreement.

Please see Note 5 for additional information regarding the Soluna Callisto acquisition and related transactions.

Several of HEL’s equity holders are affiliated with Brookstone Partners, the investment firm that holds an equity interest in the Company through Brookstone Partners Acquisition XXIV, LLC. The Company’s two Brookstone-affiliated directors also serve as directors and, in one case, as an officer, of HEL and also have ownership interest in HEL. In light of these relationships, the various transactions by and between the Company and SCI, on the one hand, and HEL, on the other hand, were negotiated on behalf of the Company and SCI via an independent investment committee of the Board and separate legal representation. The transactions were subsequently unanimously approved by both the independent investment committee and the full Board.

Four of the Company’s directors have various affiliations with HEL.

Michael Toporek, the former Chief Executive Officer, and current Executive Director of the Company, owns (i) 90% of the equity of Soluna Technologies Investment I, LLC, which owns 57.9% of HEL and (ii) 100% of the equity of MJT Park Investors, Inc., which owns 3.1% of HEL, in each case, on a fully diluted basis. Mr. Toporek does not own directly, or indirectly, any equity interest in Tera Joule, LLC, which owns 9.2% of HEL; however, as a result of his 100% ownership of Brookstone IAC, Inc., which is the manager of Tera Joule, LLC, he has dispositive power over the equity interests that Tera Joule owns in HEL.

In addition, one of the Company’s directors, Matthew E. Lipman, serves as a director and currently acting as President of HEL. Mr. Lipman does not directly own any equity interest in Tera Joule, LLC, which owns 9.2% of HEL; however, as a result of his position as a director and officer of Brookstone IAC, Inc., which is the manager of Tera Joule, LLC, he has dispositive power over the equity interests that Tera Joule owns in HEL. As a result, the approximate dollar value of the amount of Mr. Toporek’s and Mr. Lipman’s interest in the Company’s transactions with HEL for the year ended December 31, 2023 was $0 and $0.

John Belizaire, the Company’s Chief Executive Officer, and John Bottomley, who were elected to the Board upon the effective time of SCI’s acquisition of Soluna Callisto, serve as directors of HEL. In addition, Mr. Belizaire is the beneficial owner of 1,317,567 shares of common stock of HEL and 102,380 Class Seed Preferred shares, which are convertible into 86,763 shares of common stock of HEL. These interests give Mr. Belizaire an ownership of 10.54% in HEL. Mr. Belizaire also owns an interest in HEL indirectly through his 5.0139% interest of Tera Joule, LLC’s 965,945 Class Seed Preferred shares, which are convertible into 818,596 shares of common stock of HEL. Mr. Bottomley is the beneficial owner of 96,189, or approximately 0.72%, of the outstanding shares of common stock of HEL.

The Company’s investment in HEL was initially carried at the cost of investment and was $750 thousand. Based on evaluation of projections for the Company’s investment in HEL, the Company fully impaired the equity investment of $750 thousand as of December 31, 2022, writing it down to $0.

The Company owned approximately 1.79% of HEL, calculated on a converted fully diluted basis, as of December 31, 2023 and December 31, 2022. The Company may enter into additional transactions with HEL in the future

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act, requires our directors, our executive officers, and persons who beneficially own of more than 10% of the Common Stock to file with the SEC initial reports of ownership of the Common Stock and other equity securities on a Form 3 and report of changes in such ownership on a Form 4 or Form 5. Officers, directors, and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of all Forms 3, 4, and 5 and amendments thereto furnished to us during the most recent fiscal year and written representations by the persons required to file such reports, all filing requirements of Section 16(a) were satisfied with respect to our most recent fiscal year.

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STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders who wish to communicate with the Board, or a particular director, may send a letter to our Secretary at 325 Washington Avenue Extension, Albany, New York 12205. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

CODE OF CONDUCT AND ETHICS

We have adopted a Code of Conduct and Ethics for employees, officers and directors. A copy of the Code of Conduct and Ethics is available on our website at https://www.solunacomputing.com/investors/governance.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

John Tunison, age 49, was appointed to serve as our Chief Financial Officer and Treasurer of the Company, effective April 8, 2024, with employment commencing on March 29, 2024. Mr. Tunison is an experienced finance professional, previously serving as CFO of Verdant Specialty Solutions from May 2023 to March 2024 and CFO of Trussway Manufacturing from November 2018 to December 2022. Prior to this, Mr. Tunison held CFO and senior finance roles at several companies, including Shell Oil, Univar, Ascend Performance Materials and Velocys plc. His CFO roles have included public, venture backed and private equity owned capital structures in the Renewable Fuels, Chemicals, Software and Manufacturing industries. Prior to his finance career, Mr. Tunison was a Nuclear Submarine Officer in the U.S. Navy. Mr. Tunison received an M.B.A. in Finance from the University of Rhode Island and a Bachelor of Science Degree in Political Science from the U.S. Naval Academy.

Jessica L. Thomas, age 50, joined the Company as our Chief Financial Officer in July 2020 through July 2022 and currently serves as the Company’s Chief Accounting Officer beginning in August 2022. Ms. Thomas supervises the Company’s financial reporting, treasury, , and risk management. Prior to her employment with the Company, Ms. Thomas served as Director of Optimization for Pregis, LLC, a provider of protective packaging materials, from 2014 through July 2020, where she was responsible for operations, system, and financial optimization. From 2009 through 2014, Ms. Thomas worked at Plasan NA as Manager of Budget & Control and Financial Planning & Analysis and was also responsible for compliance with government contracting, including monitoring compliance with Defense Contract Audit Agency and Federal Acquisition Regulations. From 2007 to 2009, Ms. Thomas was a Senior Staff Auditor at Cruden & Company, CPA’s PLLC. Ms. Thomas has also held positions in the banking industry as an officer at Key Bank and a Bank Branch Manager at M&T Bank. Ms. Thomas received a bachelor’s degree in Business Administration and Accounting from Siena College and an M.B.A. in Finance & International Finance from Northeastern University. Ms. Thomas obtained her Certified Public Accountant license in May 2009, has been a member of the American Institute of Certified Public Accountants (AICPA) since 2005, and holds the Chartered Global Management Accountant (CGMA) designation.

Mary O’Reilly, age 47, joined the Company as our Chief People Officer in September 2021. Ms. O’Reilly oversees the operations and initiatives that affect employee experience and company culture. Ms. O’Reilly has a long tenure as a Human Resource executive in various tech startups and large public organizations such as Viacom, Inc., CBS Corp., Alloy Media & Marketing. She has experience in organization design, employment law, risk management, benefits and payroll management, conflict resolution and employee relations. Over the past several years, Ms. O’Reilly worked as VP of Human Resources for Viacom, Inc. from June 2017 to December 2020, Farm Sanctuary as Chief Operating Officer from January 2020 to December 2020, and Founder of SHINE People from 2008 through 2021.

Our executive officers are elected or appointed by the Board and hold their respective offices until their respective successors are elected and qualified or until their earlier resignation or removal.

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EXECUTIVE COMPENSATION

Compensation Philosophy

The primary objectives of our compensation policies are to attract, retain, motivate, develop, and reward our management team for executing our strategic business plan, thereby enhancing stockholder value, while recognizing and rewarding individual and Company performance. These compensation policies include: (i) an overall management compensation program that is competitive with companies of similar size or within our industries and (ii) long-term incentive compensation in the form of stock-based compensation that is aimed towards encouraging management to continue to focus on stockholder returns. Our executive compensation program ties a substantial portion of our executives’ overall compensation to key strategic, financial, and operational goals, including: establishing and maintaining customer relationships; meeting revenue targets and profit and expense targets; growing our assets under management; evolving our Artificial Intelligence (“AI”) business; and improving operational efficiency.

We believe that potential equity ownership in the Company is important to provide executive officers with incentives to build value for our stockholders. We believe that equity awards provide executives with a strong link to our short-term and long-term performance while creating an ownership culture to maintain the alignment of interests between our executives and our stockholders. When implemented responsibly, we also believe these equity incentives can function as a powerful executive retention tool.

The Compensation Committee of the Board, consisting entirely of independent directors, administers our compensation plans and policies, including the establishment of policies that govern base salary as well as short-term and long-term incentives for our executive management team.

Summary of Cash and Other Compensation

The following table sets forth the total compensation awarded to, earned by, or paid to, for services rendered in all capacities to the Company during the fiscal years ended December 31, 2023 and December 31, 2022, our “named executive officers,” as defined in SEC rules .

SUMMARY COMPENSATION TABLE

Name and Principal		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified deferred compensation earnings	All Other Compensation	Total
Position	Year	($)	($)	($)(1)	($)(1)	($)	($)	($)	($)
Michael Toporek
Executive Chairman of the Board and Former Chief Executive Officer (9)	2023	327,940							327,940
	2022	313,846							313,846

John Belizaire
Current Chief Executive Officer of Soluna Holdings, Inc. and Chief Executive Officer of Soluna Computing Inc. (5)	2023	424,815							424,815
	2022	350,000							350,000

Jessica L. Thomas
Chief Accounting Officer and Former Chief Financial Officer	2023	256,000	31,000	7,470 (3)					294,470
	2022	250,000		11,200 (4)					261,200

Philip Patman, Jr.	2023	122,500		29,880 (6)					250,813
Former Chief Financial Officer (6)	2022	121,154		129,659 (6)

David Michaels, Interim Chief Financial Officer	2023	221,992 (2)							221,992

Mary O’Reilly
Chief People Officer
	2023	307,800	34,000	7,470 (8)	—	—	—	—	349,270
	2022	285,000		13,440 (7)	—	—	—	—	298,440

(1)	Amounts shown are the compensation cost for the award recognized by us for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation—Stock Compensation” (“ASC 718”). Please see Note 2 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023 for details on assumptions used to determine grant date fair value of the awards.

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(2)	Effective as of April 24, 2023, the Company entered into a consulting agreement with David Michaels, a director of the Company, to serve as interim chief financial officer. The agreement provided for a consulting fee of at least $25,000 per month. Mr. Michaels, resigned as Interim Chief Financial Officer on April 8, 2024 with the appointment of John Tunison.

(3)	Ms. Thomas was granted 1,000 restricted stock units on March 21, 2023.

(4)	Ms. Thomas was granted 400 restricted stock units on November 1, 2022

(5)	Effective May 1, 2023, Mr. Belizaire was appointed as Chief Executive Officer of Soluna Holdings, Inc.

(6)	Mr. Patman, Jr. was hired as Chief Financial Officer effective August 16, 2022. Mr. Patman, Jr. was granted 1,553 restricted stock units on August 25, 2022. On March 21, 2023, Mr. Patman, Jr. was granted 4,000 restricted stock units. Mr. Patman, Jr. resigned on April 21, 2023, however, his restricted stock units were accelerated prior to original vesting.

(7)	Ms. O’Reilly was granted 480 restricted stock units on November 1, 2022.

(8)	Ms. O’Reilly was granted 1,000 restricted stock units on March 21, 2023.

(9)	Effective May 1, 2023, Mr. Toporek resigned as Chief Executive Officer of Soluna Holdings, Inc. and was appointed Executive Chairman of the Board of Directors.

Base Salary and Cash Incentives of our Chief Executive Officer and Chief Financial Officer

Overview

During 2023, there were changes in the positions of Chief Executive Officer and Chief Financial Officer of the Company. Mr. Toporek began the year as Chief Executive Officer and transitioned to the position of Executive Chairman upon the appointment of Mr. Belizaire as Chief Executive Officer on May 1, 2023. Mr. Belizaire had served as CEO of the Company’s subsidiary, SCI, and subsequently assumed the responsibilities of CEO of the entire Company on May 1, 2023. Mr. Patman began the year as Chief Financial Officer and served in that capacity until April 7, 2023. Upon his resignation, Mr. Michaels, who had served (and continues to serve) as a director of the Company, agreed to accept the position of interim Chief Financial Officer until his successor was appointed. Mr. Tunison accepted the position of Chief Financial Officer on April 8, 2024. The presentation below for Messrs. Toporek and Belizaire reflect their compensation for all positions held by them during 2023.

Michael Toporek

In connection with the employment of Michael Toporek as our Chief Executive Officer, effective as of January 14, 2022, the Company entered into an employment agreement with him (the “Toporek Employment Agreement”), which was approved by the Compensation Committee.

Pursuant to the Toporek Employment Agreement, Mr. Toporek agreed to continue to serve as our Chief Executive Officer for an initial term of three years, to be extended automatically for successive one-year periods, in consideration for an annual cash salary of $300,000, which is subject to annual review by the Board or the Compensation Committee and may be increased from time to time by the Board or the Compensation Committee (“Toporek Base Salary”). The Toporek Employment Agreement provides for (i) annual performance bonuses based on attainment of one or more individual or business performance goals proposed by Mr. Toporek and approved by the Compensation Committee in its sole discretion (the “Annual Performance Bonus” and such target Annual Performance Bonus for a given calendar year, the “Target Performance Bonus”); (ii) a one-time option previously granted by the Compensation Committee on May 13, 2021, to purchase 500,000 shares of the Common Stock at a per -share exercise price equal to $6.84 per share, subject to vesting over a three-year period after the grant date and all of the other terms and conditions of the 2021 Plan and an individual award agreement entered into between the Company and Mr. Toporek; (iii) future outperformance awards upon attainment of each Market Capitalization Growth Target (as defined in the Toporek Employment Agreement) which will be fully vested upon grant and delivered subject to certain conditions as set forth in the Toporek Employment Agreement; and (iv) eligibility for employee benefit plans in effect until Mr. Toporek’s employment with the Company is terminated.

In May 2021, the Compensation Committee approved a cash bonus in an aggregate amount of up to $100,000 based on the satisfaction of certain financial goals to be proposed by Mr. Toporek and approved by the Compensation Committee. Further, the Compensation Committee approved a one-time grant of stock options to purchase 500,000 shares of Common Stock. The stock options vest in equal installments on the first, second and third anniversaries of May 13, 2021, so long as Mr. Toporek remains in the service of the Company on each anniversary. The stock options expire five years after each applicable vesting date.

Pursuant to the Toporek Employment Agreement, if Mr. Toporek is terminated for any reason other than termination without cause or resignation for good reason, he is entitled to receive (i) a lump sum payment in the amount equal to the sum of Mr. Toporek’s earned but unpaid Toporek Base Salary through the date of termination, (ii) his earned but unpaid Annual Performance Bonus for the calendar year preceding the date of termination, (iii) his accrued but unused vacation days as of the date of termination, (iv) reimbursement for any unreimbursed business expenses incurred through the date of termination, and (v) any other benefits or rights Mr. Toporek will have accrued or earned through his date of termination under the terms of any employee benefit plan. Additionally, if Mr. Toporek is terminated without cause or he resigns for good reason, subject to satisfaction of certain release conditions, he will also be entitled to coverage under any health insurance plan covering Mr. Toporek for 12 months after the termination of his employment, one year of his then-current Toporek Base Salary and the Target Performance Bonus for the calendar year containing the date of termination, both paid in a single lump sum in cash on the first regular Company payroll date next following the 60th calendar day following the date of termination.

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Effective May 1, 2023, Mr. Toporek stepped down from the role of Chief Executive Officer and assumed the role of Executive Chairman of the Board. Mr. Toporek’s Employment Agreement was amended to provide that subsequent to May 1, 2023, he will serve as Executive Chairman, to provide an expiration of the agreement on May 1, 2028, to remove the provisions regarding Long-Term Incentive Awards and Future Performance Awards from the Employment Agreement and to increase the payment for termination without cause or resignation for good reason from one year to three years.

John Belizaire

Pursuant to the Merger with Soluna Callisto, Soluna Computing, Inc. and John Belizaire entered into an employment agreement, dated as of October 29, 2021, pursuant to which Mr. Belizaire serves as President and Chief Executive Officer of Soluna Computing Inc. The employment agreement provided for an initial term beginning on October 29, 2021, the effective date of the Merger, and ending 36 months thereafter and, unless either party provides written notice that the agreement will not be renewed, will be automatically renewed for an additional 12-month period on the third and each subsequent anniversary date of the effective date of the Merger.

The agreement provided for an annual base salary of $350,000, an annual cash performance bonus of up to $175,000, an annual grant of restricted stock units (“RSUs”) with an aggregate grant date fair value of up to $175,000, and a one-time “sign-on” grant of RSUs with a value equal to $811,410. The amount of the annual performance bonus Mr. Belizaire would actually receive will be based on his attainment of company and/or personal performance objectives (“key performance objectives”) approved by the Company’s Board of Directors with respect to Mr. Belizaire for each calendar year, with the performance bonus prorated on a proportionate basis if he achieves at least 75%, but less than 100%, of the applicable key performance objectives.

Each annual RSU award will vest on a proportionate basis if Mr. Belizaire achieves at least 75% of his applicable key performance objectives, with the RSUs becoming fully vested if he achieves 100% of such key performance objectives.

The agreement provided that the Company will issue the RSUs constituting the one-time sign-on grant within 60 days following the effective date of the Merger, or December 28, 2021, subject to Mr. Belizaire’s continued employment on the date of issuance, and they were issued on October 29, 2021, the effective date of the Merger. One-third of such RSUs will vest on the 12-month anniversary of the date of grant, or October 29, 2022, with one-twenty-fourth of the remaining two-thirds vesting upon the last day of each complete month after October 29, 2022, in each case assuming that Mr. Belizaire is still providing services to Soluna Computing, Inc. in the capacity of an employee, officer, director, consultant, or advisor on the applicable vesting date.

Any unvested RSUs will become fully vested upon the termination of Mr. Belizaire’s employment by Soluna Computing, Inc. without Cause or by Mr. Belizaire for Good Reason, or upon a Change of Control, each as defined in the agreement.

The agreement also provides that it will terminate immediately upon Mr. Belizaire’s death or the determination that he is Disabled, as defined in the agreement. In addition, Soluna Computing, Inc. may terminate Mr. Belizaire’s employment for or other than for Cause and Mr. Belizaire may terminate his employment for or other than for Good Reason. If SCI terminates Mr. Belizaire’s employment other than for Cause or Mr. Belizaire terminates his employment for Good Reason, then in addition to any accrued salary and other payments and benefits earned to date, assuming Mr. Belizaire has executed and delivered to Soluna Computing, Inc. a general release of claims and does not revoke or breach any provision thereof, he will receive: (i) a severance payment equal to his then-current base salary for a period of six-months; (ii) any amount of his performance bonus earned for the most recently-completed calendar year based on attainment of the applicable key performance objectives for such year, to the extent unpaid as of his termination date; (iii) any amount of his performance bonus earned for the current calendar year based on attainment of the applicable key performance objectives for such year, prorated based on the number of days Mr. Belizaire was employed during such year; and (iv) if he is eligible for and elects continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA), continued copayment by Soluna Computing, Inc. for Mr. Belizaire’s coverage under Soluna Computing, Inc.’s group health plan during the 18-month period following the termination of his employment to the same extent that it was paying for such coverage immediately prior to his termination.

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Pursuant to the employment agreement, Soluna Computing, Inc. and Mr. Belizaire entered into a proprietary rights and restrictive covenants agreement that contains provisions with respect to safeguarding Soluna Computing, Inc.’s proprietary and confidential information, as well as non-solicitation and non-compete provisions.

Effective May 1, 2023, Mr. Belizaire was appointed as Chief Executive Officer of Soluna Holdings, Inc. In conjunction with the appointment. Pursuant to the Amended and Restated Employment Agreement dated November 20, 2023 (the “Belizaire Amended Agreement”), Mr. Belizaire agreed to continue to serve as Soluna Holdings, Inc. Chief Executive Officer for an initial term beginning as of May 1, 2023, and continuing through December 31, 2027, to be extended automatically for successive one-year periods, in consideration for a retroactive (to May 1, 2023) cash adjustment of his prior base salary through to the date of the Amended Agreement and a base salary thereafter of $450,000, which will be subject to annual cost of living adjustments and annual review by the Board or the Compensation Committee and may be increased from time to time by the Board or the Compensation Committee (“Belizaire Base Salary”). The Belizaire Amended Agreement provides for annual performance bonuses under the Executive Bonus Plan based on achievement of Key Performance Objectives; and eligibility for employee benefit plans in effect until Mr. Belizaire’s employment with the Company is terminated.

Pursuant to the Belizaire Amended Agreement, if Mr. Belizaire is terminated for any reason other than termination without cause or resignation for good reason, he is entitled to receive (i) a lump sum payment in the amount equal to the sum of Mr. Belizaire’s earned but unpaid Belizaire Base Salary through the date of termination, (ii) his earned but unpaid Annual Performance Bonus for the calendar year preceding the date of termination, (iii) his earned but unpaid Annual Performance Bonus for the current calendar year as though the key performance objectives were achieved, (iv) his accrued but unused vacation days as of the date of termination, (v) reimbursement for any unreimbursed business expenses incurred through the date of termination, and (vi) any other benefits or rights Mr. Belizaire will have accrued or earned through his date of termination under the terms of any employee benefit plan. Additionally, if Mr. Belizaire is terminated without cause or he resigns for good reason, subject to satisfaction of certain release conditions, he will also be entitled to coverage under any health insurance plan covering Mr. Belizaire for 18 months after the termination of his employment, six months of his then-current Belizaire Base Salary, both paid in a single lump sum in cash on the first regular Company payroll date next following the 60th calendar day following the date of termination.

Consulting Agreement- David Michaels

Effective as of April 24, 2023, the Company entered into a consulting agreement with David Michaels, a director of the Company, to serve as interim chief financial officer. The agreement provides for at least a four-month term providing for consulting fees of $25,000 per month. Mr. Michaels, resigned as Interim Chief Financial Officer on April 8, 2024 with the appointment of John Tunison. On April 15, 2024, Mr. Michaels was granted a one-time restricted stock award of 25,309 for his performance and service as interim Chief Financial Officer, which were to immediately vest of date of grant.

John Tunison

The Company has appointed John Tunison to serve as the Chief Financial Officer and Treasurer of the Company, effective April 8, 2024, with employment commencing on March 29, 2024. In connection with the Board of Directors’ appointment of Mr. Tunison as Chief Financial Officer, the Company and Mr. Tunison have entered into a three-year employment agreement (the “Employment Agreement”). The Employment Agreement provides for an initial annual base salary of $350,000 and a potential performance bonus of up to 50% of the base salary as well as severance and other standard employment benefits. As an inducement for Mr. Tunison to join the Company and as additional compensation, the Board of Directors granted (a) an equity award in the form of restricted common stock under incentive equity plans maintained by the Company on the Company’s standard form award agreements with a reference percentage of 2% and (b) an equity award in the form of restricted preferred stock under incentive equity plans maintained by the Company on the Company’s standard form award agreements for 25,000 shares.

Long-Term Equity Incentive Compensation

Equity awards typically take the form of stock options, restricted stock grants, or restricted stock units under our equity compensation plans. Authority to make equity awards to executive officers rests with the Compensation Committee. In determining the size of awards for new or current executives, the Compensation Committee consider the competitive market, strategic plan performance, contribution to future initiatives, benchmarking of comparative equity ownership for executives in comparable positions at similar companies, individual option history, and recommendations of our Chief Executive Officer and Chairman.

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The timing of all equity awards for our named executive officers have coincided with either employment anniversary dates or our annual meeting dates, or such equity awards are granted at the next scheduled meeting of the Compensation Committee following the completion or assignment of the applicable objectives. We do not time equity grants to our executives in coordination with the release of material non-public information, nor do we impose any equity ownership guidelines on our executives.

Outstanding Equity Awards at Fiscal Year End

The following table provides information as to equity awards granted by the Company and held by Michael Toporek, John Belizaire, Jessica Thomas, David Michaels, Philip Patman, Jr., and Mary O’Reilly outstanding as of December 31, 2023.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Michael Toporek	300			22.50	12/12/2028	—	—	—	—
	13,334 (2)	6,667 (2)		171.00	5/13/2027
Jessica L. Thomas	250	250		17.50	07/01/2030	—		200	5,600
John Belizaire	—	—				—		1,029	314,606
Philip Patman, Jr. (1)	—	—				—		—	—
David Michaels (3)	520			27.00	3/14/2024
	600			30.00	3/05/2025
	600			22.50	12/12/2028
	1,064			171.00	5/13/2026
	3,125	—		23.75	11/22/2027	—		1,034	278,922
Mary O’Reilly	—	—		—		—		240	6,720

(1)	Mr. Patman, Jr. resigned from the Company effective, April 21, 2023, however his restricted stock units were approved by the Compensation Committee for acceleration prior to original vesting.

(2)

The stock options are scheduled to vest in equal installments on the first, second and third anniversaries of May 13, 2021, so long as Mr. Toporek remains in the service of the Company on each such anniversary.

(3)

Mr. Michaels was appointed Interim Chief Financial Officer on April 24, 2023. The outstanding stock options and restricted stock units outstanding represent outstanding stock options and restricted stock units that were granted when he was just a Director of the Company and prior to his employment as Interim Chief Financial Officer.

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Director Compensation for Fiscal Year 2023

On May 15, 2023, the Board’s Compensation Committee authorized non-employee directors to receive cash compensation of a total cash compensation of $205,000, of which $35,000 for Mr. Lipman was deferred, as follows: (i) $20,000 per annum to each non-employee director of the Board, an additional (ii) $15,000 per annum to each director then serving as a chairperson of the Audit Committee or the Compensation Committee of the Board, an additional (iii) $10,000 per annum for the Lead Independent Director of the Board, and an additional (iv) $15,000 per annum to each member of the Executive Committee. Future director compensation will be determined by the Compensation Committee. Directors who are also our employees, in particular Mr. Toporek, Mr. Belizaire, and Mr. Michaels, are not compensated for serving on the Board.

The following table details the total compensation of the directors for the fiscal year ended December 31, 2023 for service as a director.

	Fees Earned or Paid in Cash	Stock awards	Stock options	Total
Name	($)(1)	($)(2)	($)(2)	($)
John Bottomley	35,000	—	—	35,000
William Hazelip	20,000	—	—	20,000
Edward R. Hirshfield	20,000	—	—	20,000
Matthew E. Lipman	35,000	—	—	35,000
Thomas J. Marusak	35,000	—	—	35,000
David C. Michaels	—	—	—	—
William P. Phelan	60,000	—	—	60,000
Michael Toporek	—	—	—	—
John Belizaire	—	—	—	—

(1)	The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by the directors in 2023, consisting of a $15,000 quarterly cash fee for Mr. Phelan for service on the Board of Directors, serving as Independent Lead Director, a Committee Chair, and on the Executive Committee, a $8,750 quarterly cash fee for Mr. Marusak for service on the Board of Directors and serving as a Committee Chair, a $8,750 quarterly cash fee for Mr. Lipman and Mr. Bottomley for service on the Board of Directors and on the Executive Committee, and $5,000 quarterly cash fee to Mr. Hirshfield and Mr. Hazelip for service on the Board of Directors. Mr. Toporek, Mr. Belizaire, and Mr. Michaels were not compensated for serving on the Board because they were employees of the Company.

(2)	There were no stock awards or stock options granted to the Board of Directors for the fiscal year ended December 31, 2023

Summary of the Company’s Equity Incentive Plans

General Plan Information

As of December 31, 2023, the Company had four equity compensation plans pursuant to which equity awards could be granted or under which equity awards were outstanding – the Company’s 2012 Equity Incentive Plan (the 2012 Plan), which was amended and restated as of October 20, 2016, the 2014 Equity Incentive Plan (the 2014 Plan), the 2021 Stock Incentive Plan (the 2021 Plan), which was amended and restated effective as of October 29, 2021, May 27, 2022, and March 10, 2023, respectively, and the 2023 Stock Incentive Plan (the 2023 Plan), which was amended and restated effective as of June 29, 2023, (collectively, the Plans). Awards under the Plans have generally included at-the-money options and restricted stock grants.

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2023 Plan

The 2023 Plan was adopted by the Board on February 10, 2023 and approved by the stockholders on March 10, 2023. The 2023 Plan sets the number of shares of our Common Stock reserved for issuance thereunder, on a quarterly basis, to 9.75% of the shares of our Common Stock outstanding on the measurement date. Subject to certain adjustments as provided in the 2023 Plan, the maximum aggregate number of shares of our Common Stock that may be issued under the 2023 Plan (excluding the number of shares of our Common Stock subject to Specified Awards (as defined below)) (i) pursuant to the exercise of stock options, (ii) as unrestricted or restricted Common Stock, and (iii) in settlement of RSUs shall be limited to, beginning with the first quarter of our fiscal year ending December 31, 2023 (or January 1, 2023), 9.75% of the number of shares of our Common Stock outstanding as of the first trading day of each quarter . Subject to certain adjustments as provided in the 2023 Plan, (i) shares of our Common Stock subject to the 2023 Plan shall include shares of our Common Stock which revert back to the 2023 Plan in a prior quarter pursuant to the paragraph below, and (ii) the number of shares of our Common Stock that may be issued under the 2023 Plan may never be less than the number of shares of our Common Stock that are then outstanding under (or available to settle existing) 2023 Plan Award grants.

On June 29, 2023, at the Annual Shareholder Meeting, the Amended and Restated 2023 Stock Incentive Plan was approved. The Amended and Restated 2023 Plan will, among other things, increase the number of shares of our Common Stock reserved for issuance thereunder, on a quarterly basis, to 23.75% of the shares of our Common Stock outstanding on the measurement date. Subject to certain adjustments as provided herein, the maximum aggregate number of Common Shares that may be issued hereunder (excluding the number of Common Shares subject to Specified Awards (as hereinafter defined)) (i) pursuant to the exercise of Options, (ii) as unrestricted Common Shares or Restricted Stock, and (iii) in settlement of RSUs shall be limited to, beginning with the third quarter of our fiscal year ending December 31, 2023 (or July 1, 2023), 23.75% of the number of Common Shares outstanding as of the first trading day of each quarter. Subject to certain adjustments as provided herein, (A) Common Shares subject to this Plan shall include Common Shares which reverted back to this Plan in a prior quarter, and (B) the number of Common Shares that may be issued under this Plan may never be less than the number of Common Shares that are then outstanding under (or available to settle existing) Awards. For purposes of determining the number of Common Shares available under this Plan, Common Shares withheld by the Company to satisfy applicable tax withholding or exercise price obligations pursuant to Section 10(e) of this Plan shall be deemed issued under this Plan. In the event that, prior to the date this Plan shall terminate, any Award granted under this Plan expires unexercised or unvested or is terminated, surrendered or cancelled without the delivery of Common Shares, or any shares of Restricted Stock are forfeited back to the Company, then the Common Shares subject to such Award may be made available for subsequent Awards under the terms of this Plan. As used in this Plan, “Specified Awards” shall mean (i) Awards to Eligible Persons who are not employed or engaged by the Company or any of its subsidiaries as of the last day of any fiscal quarter of the Company, commencing with the fiscal quarter ending March 31, 2023 and (ii) Awards that have a grant date at least three (3) years prior to the last day of any fiscal quarter of the Company, commencing with the fiscal quarter ending March 31, 2023.

2021 Plan

The Company’s 2021 Plan was adopted by the Board on February 12, 2021 and approved by the stockholders on March 25, 2021. The 2021 Plan was amended and restated effective as of October 29, 2021, and May 27, 2022, respectively. The 2021 Plan authorizes the Company to issue shares of common stock upon the exercise of stock options, the grant of restricted stock awards, and the conversion of restricted stock units (collectively, the “Awards”). The Compensation Committee has full authority, subject to the terms of the 2021 Plan, to interpret the 2021 Plan and establish rules and regulations for the proper administration of the 2021 Plan. Subject to certain adjustments as provided in the 2021 Plan, the maximum aggregate number of shares of the Company’s common stock that may be issued under the 2021 Plan (i) pursuant to the exercise of options, (ii) as shares or restricted stock and (iii) in settlement of RSUs shall be limited to (A) during the Company’s fiscal year ending December 31, 2021 (the “2021 Fiscal Year”), 1,460,191 Shares, (B) for the period from January 1, 2022 to June 30, 2022, fifteen percent (15%) of the number of Shares outstanding on January 3, 2022, which was the first trading day of 2022, and (C) beginning with the third quarter of the Company’s fiscal year ending December 31, 2022 (the “2022 Fiscal Year”), fifteen percent (15%) of the number of Shares outstanding as of the first trading day of each quarter, net of any Shares awarded in the previous quarter(s). Subject to certain adjustments as provided in the 2021 Plan, (i) shares subject to the 2021 Plan shall include shares reverted back to the Company pursuant the 2021 Plan in a prior year or quarter, as applicable, as provided herein and (ii) the number of shares that may be issued under the 2021 Plan may never be less than the number of shares that are then outstanding under (or available to settle existing) Awards. For purposes of determining the number of shares available under the 2021 Plan, shares withheld by the Company to satisfy applicable tax withholding or exercise price obligations pursuant to the 2021 Plan shall be deemed issued under this Plan. In the event that, prior to the date on which the 2021 Plan shall terminate, any Award granted under the 2021 Plan expires unexercised or unvested or is terminated, surrendered, or cancelled without the delivery of shares of common stock, or any Awards are forfeited back to the Company, then the shares of common stock subject to such Award may be made available for subsequent Awards under the terms of the 2021 Plan.

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On March 10, 2023, at the Special Shareholder Meeting, the Third Amended and Restated 2021 Stock Incentive Plan was approved. The Third Amended and Restated 2021 Plan will, among other things, (a) increase the number of shares of our Common Stock reserved for issuance thereunder, on a quarterly basis, to 18.75% of the shares of our Common Stock outstanding on the measurement date and (b) allow us to grant awards of shares of our 9.0% Series A Cumulative Perpetual Preferred Stock (“Series A Preferred Stock”) (with and without restrictions). Subject to certain adjustments as provided in the Third Amended and Restated 2021 Plan, the maximum aggregate number of shares of our Common Stock that may be issued under the Third Amended and Restated 2021 Plan (excluding the number of shares of our Common Stock subject to Specified Awards (as defined below)) (i) pursuant to the exercise of stock options, (ii) as unrestricted or restricted Common Stock, and (iii) in settlement of RSUs shall be limited to, beginning with the first quarter of our fiscal year ending December 31, 2023 (or January 1, 2023), 18.75% of the number of shares of our Common Stock outstanding as of the first trading day of each quarter. Subject to certain adjustments as provided in the Third Amended and Restated 2021 Plan, the maximum aggregate number of shares of our Series A Preferred Stock that may be issued under the Third Amended and Restated 2021 Plan as unrestricted or restricted Series A Preferred Stock shall equal $3,600,000 valued as of the effective date of the Third Amended and Restated 2021 Plan as determined at the lower of the closing price of our Series A Preferred Stock on Nasdaq on such date or the average of the daily volume weighted average price of our Series A Preferred Stock on Nasdaq as reported by Bloomberg L.P. for a period of five (5) consecutive trading days ending on such date. Subject to certain adjustments as provided in the Third Amended and Restated 2021 Plan, (i) shares of our Common Stock and Series A Preferred Stock, as applicable, subject to the Third Amended and Restated 2021 Plan shall include shares of our Common Stock and Series A Preferred Stock, as applicable, which revert back to the Third Amended and Restated 2021 Plan in a prior quarter or fiscal year, as applicable, pursuant to the paragraph below, and (ii) the number of shares of our Common Stock and Series A Preferred Stock, as applicable, that may be issued under the Third Amended and Restated 2021 Plan may never be less than the number of shares of our Common Stock and Series A Preferred Stock, as applicable, that are then outstanding under (or available to settle existing) 2021 Plan Award grants. For purposes of the Third Amended and Restated 2021 Plan, “Specified Awards” means (i) 2021 Plan Awards issued to Eligible Persons who are not employed or engaged by us or any of our subsidiaries as of the last day of any fiscal quarter, commencing with the fiscal quarter ending March 31, 2023, and (ii) 2021 Plan Awards that have a grant date at least three (3) years prior to the last day of any fiscal quarter, commencing with the fiscal quarter ending March 31, 2023. The exclusion of Specified Awards from the determination of the maximum aggregate number of shares of our Common Stock available for issuance under the Third Amended and Restated 2021 Plan could have material effect on the number of shares of our Common Stock available for issuance thereunder and could have a material dilutive effect on our stockholders.

2014 Plan

The 2014 Plan was adopted by the Company’s Board of Directors on March 12, 2014, and approved by its stockholders on June 11, 2014. The 2014 Plan provides an initial aggregate number of 500,000 shares of common stock that may be awarded or issued. The number of shares that may be awarded under the 2014 Plan and awards outstanding may be subject to adjustment on account of any stock dividend, spin-off, stock split, reverse stock split, split-up, recapitalization, reclassification, reorganization, combination or exchange of shares, merger, consolidation, liquidation, business combination, exchange of shares or the like. Under the 2014 Plan, the Board-appointed administrator of the 2014 Plan is authorized to issue stock options (incentive and nonqualified), stock appreciation rights, restricted stock, restricted stock units, phantom stock, performance awards and other stock-based awards to employees, officers and directors of, and other individuals providing bona fide services to or for, the Company or any affiliate of the Company. Incentive stock options may only be granted to employees of the Company and its subsidiaries.

2012 Plan

The 2012 Plan was adopted by the Company’s Board of Directors on April 14, 2012, and approved by its stockholders on June 14, 2012. The 2012 Plan was amended and restated by the Board of Directors effective October 20, 2016. The October 2016 amendment allowed for the award agreement, or another agreement entered into between the Company and the award grantee to vary the method of exercise of options issued under the 2012 Plan and an agreement entered into between the Company and the award grantee to vary the provisions governing expiration of options or other awards under the 2012 Plan following termination of the award recipient. The 2012 Plan provides an initial aggregate number of 600,000 shares of common stock that may be awarded or issued. The number of shares that may be awarded under the 2012 Plan and awards outstanding may be subject to adjustment on account of any recapitalization, reclassification, stock split, reverse stock split and other dilutive changes in our common stock. Under the 2012 Plan, the Board of Directors is authorized to issue stock options (incentive and nonqualified), stock appreciation rights, restricted stock, restricted stock units and other stock-based awards to employees, officers, directors, consultants and advisors of the Company and its subsidiaries. Incentive stock options may only be granted to employees of the Company and its subsidiaries.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table presents certain information as of December 31, 2023, with respect to compensation plans under which equity securities of the Company are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	62,005	$86.92	523,716	(2)

(1)	The securities available under the Plans for issuance and issuable pursuant to exercises of outstanding options may be adjusted in the event of a change in outstanding stock by reason of stock dividend, stock splits, reverse stock splits, etc.

(2)	Effective on March 10, 2023, when the stockholders approved the Third Amended and Restated 2021 Plan, on the first trading day of each quarter, the number of shares of our Common Stock reserved for issuance under the Third Amended and Restated 2021 Plan will increase by an amount equal to fifteen percent (15%) of the number of shares of our Common Stock outstanding on such date. On the first trading day of each quarter commencing January 1, 2023, the number of shares of our Common Stock reserved for issuance under the Third Amended and Restated 2021 Plan will increase by an amount equal to 18.75% of the number of shares of Common Stock outstanding on such date. On June 29, 2023, at the Annual Shareholder Meeting, the Amended and Restated 2023 Stock Incentive Plan was approved. The Amended and Restated 2023 Plan did, among other things, increase the number of shares of our Common Stock reserved for issuance thereunder, on a quarterly basis, to 23.75% of the shares of our Common Stock outstanding on the measurement date.

Prerequisites and Other Benefits

Our executive officers are eligible to participate in similar benefit plans available to all our other employees including medical, dental, vision, group life, disability, accidental death and dismemberment, paid time off, and 401(k) plan benefits.

We also maintain a standard directors and officers liability insurance policy with coverage similar to the coverage typically provided by other small publicly-held technology companies.

PAY VERSUS PERFORMANCE

In August 2022, pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Securities and Exchange Commission adopted a rule requiring companies to disclose the relationship between executive compensation actually paid and the Company’s financial performance.

The following table sets forth specified executive compensation and financial performance measures over a three-year lookback period.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Loss (in thousands of dollars)
2023	$404,373	$377,705	$325,373	$234,352	62	$(27,703)
2022	$313,846	$(3,645,896)	$290,113	$117,286	228	$(99,095)
2021	$3,785,423	$5,776,211	$675,499	$685,276	6	$(5,261)

(1)

For 2023, the PEO Compensation includes four months of compensation for Michael Toporek during his time as Chief Executive Officer of Soluna Holdings (January 1, 2023 through April 30, 2023), and eight months of compensation for John Belizaire as current Chief Executive Officer (from May 1, 2023 to December 31, 2023). Michael Toporek served as Chief Executive Officer of Soluna Holdings during all of 2021 and 2022.

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2023	PEO	Non-PEO NEOs
Summary Compensation Table Total	$404,373	$325,373
Less: Grant-Date Fair Value of Equity Awards	0	-14,940
Fair Value of Equity Awards Granted During the Year Outstanding and Unvested at Year End	0	8,000

Fair Value of Equity Awards Granted During the Year that Vested During the Year	0	0

Change in Fair Value of Equity Awards Granted in Prior Years Outstanding and Unvested at Year End	-16,668	-575

Change in Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	-10,001	-1,840

Compensation Actually Paid	$377,705	$316,018

2022	PEO	Non-PEO NEOs
Summary Compensation Table Total	$313,846	$290,113
Less: Grant-Date Fair Value of Equity Awards	0	-38,575
Fair Value of Equity Awards Granted During the Year Outstanding and Unvested at Year End	0	3,953

Fair Value of Equity Awards Granted During the Year that Vested During the Year	0	0

Change in Fair Value of Equity Awards Granted in Prior Years Outstanding and Unvested at Year End	-3,499,997	-104,126

Change in Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	-459,745	-34,080

Compensation Actually Paid	$(3,645,896)	$117,286

2021	PEO	Non-PEO NEOs
Summary Compensation Table Total	$3,785,423	$675,499
Less: Grant-Date Fair Value of Equity Awards	-3,420,000	-528,539
Fair Value of Equity Awards Granted During the Year Outstanding and Unvested at Year End	5,380,000	142,685

Fair Value of Equity Awards Granted During the Year that Vested During the Year	0	352,528

Change in Fair Value of Equity Awards Granted in Prior Years Outstanding and Unvested at Year End	11,344	37,813

Change in Fair Value of Equity Awards Granted in Prior Years that Vested During the Year	19,444	5,292

Compensation Actually Paid	$5,776,211	$685,276

In 2023, the compensation actually paid to the PEO increased 110% from ($3,645,896) to $377,705 and the average compensation actually paid to the non-PEO NEOs increased (dropped) 169% from $117,286 to $316,018. In comparison, net loss decreased 72% from $(99,005,000) to $(27,703,000) and total shareholder return fell 73% from $228 to $62. In 2022, the compensation actually paid to the PEO increased (dropped) 163% from $5,776,211 to ($3,645,896) and the average compensation actually paid to the non-PEO NEOs increased (dropped) (83)% from $685,276 to $117,286. In comparison, net loss increased 1,783% from $(5,261,000) to $(99,095,000) and total shareholder return increased 97% from $6 to $228. In 2021, net loss increased 370% from a net income of $1,946,000 to a net loss$(5,261,000) and total shareholder return decreased 94% from $100.00 to $6.

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ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding shares of Common Stock beneficially owned as of April 15, 2024, for (i) each stockholder known to be the beneficial owner of more than 5% of our outstanding shares of Common Stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares over which such person, directly or indirectly, exercises sole or shared voting or investment power.

Name and Address of Beneficial Owner(2)	Number(2)	Percent of Class(1)
Executive Officers
Michael Toporek(5)(10)	468,766	12.3%
John Belizaire(15)	143,326	3.8%
Jessica L. Thomas(3)	14,415	*
John Tunison.(14)	47,059	1.2%
Mary Jennifer O’Reilly(16)	36,130	1.0%
David C. Michaels (4)(9)	73,453	1.9%

Non-Employee Directors
Matthew E. Lipman(7)(10)	187,306	4.9%
William P. Phelan(13)	59,673	1.6%
Thomas J. Marusak(8)	51,305	1.4%
Edward R. Hirshfield(6)	36,468	1.0%
William Hazelip(12)	36,182	1.0%
John Bottomley(11)	36,762	1.0%
All current directors and executive officer as a group (12 persons)		27.4%

* Less than 1%

(1)	Based on 3,796,309 shares of Common Stock outstanding on April 15, 2024, and, with respect to each individual holder, rights to acquire shares of Common Stock exercisable within 60 days of April 15, 2024.

(2)	Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned by the stockholder.

(3)	Excludes 200 of 400 restricted stock units representing shares of Common Stock, which shall vest in two equal installments of 50% on December 1, 2023 and December 1, 2024, in each case subject to the reporting person remaining in the service of our company on each such vesting date. Includes 250 shares of Common Stock issuable to Ms. Thomas upon exercise of stock options exercisable within 60 days of April 15, 2024. Includes 11,765 restricted stock awards representing shares of Common Stock, which will vest 33% on June 1, 2024, 33% on June 1, 2025, and 34% on June 1, 2026, in each case subject to the reporting person remaining in the service of the Company on each such vesting date.

(4)	Served as Interim Chief Financial Officer effective April 21, 2023 through April 8, 2024

(5)	Includes 300 shares of Common Stock issuable to Mr. Toporek upon exercise of stock options exercisable as of April 15, 2024. Includes 317,647 restricted stock awards representing shares of Common Stock, which will vest 100% upon the reporting person’s separation from the Company. Also includes 150,000 shares of Common Stock owned by Mr. Toporek indirectly pursuant to his position with Brookstone XXIV and/or its affiliates.

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(6)	Excludes 246 of 820 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vest 12 months from the grant date, or January 14, 2023, 33% vest 24 months from the grant date, or January 14, 2024, and 30% vest 36 months from the grant date, or January 14, 2025, in each case subject to Mr. Hirshfield remaining in the service of our company on each such vesting date. Includes 300 shares of Common Stock issuable to Mr. Hirshfield upon exercise of stock options exercisable within 60 days of April 15, 2024. Includes 23,530 restricted stock awards representing shares of Common Stock, which will vest 100% upon the reporting person’s separation from the Company. Includes 11,764 restricted stock awards representing shares of Common Stock, which will vest 33% on June 1, 2025, 33% on June 1, 2026, and 34% on June 1, 2027, in each case subject to the reporting person remaining in the service of the Company on each such vesting date.

(7)	Excludes 246 of 820 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vest 12 months from the date of the grant, or January 14, 2023, 33% vest 24 months from the date of the grant, or January 14, 2024, and 30% vest 36 months from the date of the grant, or January 14, 2025, in each case subject to Mr. Lipman remaining in the service of our company on each such vesting date. Excludes 246 of 820 restricted stock units , which shall vest as follows: 37% vest 12 months from the grant date, or January 26, 2023, 33% vest 24 months from the grant date, or January 26, 2024, and 30% vest 36 months from the grant date, or January 26, 2025, in each case subject to Mr. Lipman remaining in the service of our company on each such vesting date. Includes 300 shares of Common Stock issuable to Mr. Lipman upon exercise of stock options exercisable within 60 days of April 15, 2024. Includes 35,294 restricted stock awards representing shares of Common Stock, which will vest 100% upon the reporting person’s separation from the Company. Also includes 150,000 shares of Common Stock owned by Mr. Lipman indirectly pursuant to his position with Brookstone Partners XXIV and/or its affiliates.

(8)	Excludes 492 of 1,640 restricted stock units representing shares of Common Stock, which shall vest 12 months from the date of the grant, or January 14, 2023, 33% vest 24 months from the date of the grant, or January 14, 2024, and 30% vest 36 months from the date of the grant, or January 14, 2025, in each case subject to Mr. Marusak remaining in the service of our company on each such vesting date. Includes 125 shares of Common Stock issuable to Mr. Marusak upon exercise of stock options exercisable within 60 days of April 15, 2024. Includes 41,176 restricted stock awards representing shares of Common Stock, which will vest 33% on June 1, 2024, 33% on June 1, 2025, and 34% on June 1, 2026, in each case subject to the reporting person remaining in the service of the Company on each such vesting date.

(9)	Excludes 492 of 1,640 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vest 12 months from the grant date, or January 14, 2023, 33% vest 24 months from the grant date, or January 14, 2024, and 30% vest 36 months from the grant date, or January 14, 2025, in each case subject to Mr. Michaels remaining in the service of our company on each such vesting date. Includes 1,200 shares of Common Stock issuable to Mr. Michaels upon exercise of stock options exercisable within 60 days of April 15, 2024. Includes 25,309 restricted stock awards representing shares of Common Stock that vested 100% on date of grant of April 15, 2024. Also includes, 41,176 restricted stock awards representing shares of Common Stock, which will vest 100% upon the reporting person’s separation from the Company.

(10)	Representatives of Brookstone XXIV have provided us the following information: As the Manager of Brookstone XXIV, Brookstone Partners I.A.C. may be deemed to beneficially own the shares of Common Stock owned directly by Brookstone XXIV. Michael Toporek is President of Brookstone Partners I.A.C. and Matthew Lipman is Secretary of Brookstone Partners I.A.C. and share voting and dispositive power over the shares of Common Stock owned by Brookstone XXIV. As a result of the foregoing, in computing the beneficial ownership of all executive officers and directors, as a group, the 150,000 shares of Common Stock owned indirectly by each of Mr. Toporek and Mr. Lipman, as a result of their interests in Brookstone XXIV and/or its affiliates, is only counted once. The address of each of Brookstone XXIV, Brookstone Partners I.A.C., Michael Toporek, and Matthew Lipman is 232 Madison Avenue, Suite 600, New York, New York 10016.

(11)	Excludes 246 of 820 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vest 12 months from the grant date, or January 14, 2023, 33% vest 24 months from the grant date, or January 14, 2024, and 30% vest 36 months from the grant date, or January 14, 2025, in each case subject to Mr. Bottomley remaining in the service of our company on each such vesting date. Excludes 246 of 820 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vest 12 months from the grant date, or January 26, 2023, 33% vest 24 months from the grant date, or January 26, 2024, and 30% vest 36 months from the grant date, or January 26, 2025, in each case subject to Mr. Bottomley remaining in the service of our company on each such vesting date. Includes 35,294 restricted stock awards representing shares of Common Stock, which will vest 100% upon the reporting person’s separation from the Company.

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(12)	Excludes 246 of 820 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vest 12 months from the grant date, or January 14, 2023, 33% vest 24 months from the grant date, or January 14, 2024, and 30% vest 36 months from the grant date, or January 14, 2025, in each case subject to Mr. Hazelip remaining in the service of our company on each such vesting date. Includes 35,294 restricted stock awards representing shares of Common Stock, which will vest 100% upon the reporting person’s separation from the Company.

(13)	Excludes 726 of 2,420 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vest 12 months from the grant date, or January 14, 2023, 33% vests 24 months from the grant date, or January 14, 2024, and 30% vest 36 months from the grant date, or January 14, 2025, in each case subject to Mr. Phelan remaining in the service of our company on each such vesting date. Excludes 246 of 820 restricted stock units representing shares of Common Stock, which shall vest as follows: 37% vest 12 months from the grant date, or January 26, 2023, 33% vest 24 months from the grant date, or January 26, 2024, and 30% vest 36 months from the grant date, or January 26, 2025, in each case subject to Mr. Phelan remaining in the service of our company on each such vesting date. Includes 250 shares of Common Stock issuable to Mr. Phelan upon exercise of stock options exercisable within 60 days of April 15, 2024. Includes 47,059 restricted stock awards representing shares of Common Stock, which will vest 100% upon the reporting person’s separation from the Company.

(14)	Mr. Tunison was appointed Chief Financial Officer of the Company on April 8, 2024 and was granted 47,059 restricted stock awards. The shares of Common Stock will vest 33% on June 1, 2025, 33% on June 1, 2026, and 34% on June 1,2027, in each case subject to the reporting person remaining in the service of the issuer on each such vesting date.

(15)	Includes 1,123 shares of restricted Common Stock awards held by Mr. Belizaire that are subject to forfeiture, and will vest on November 1, 2024. Includes 141,176 restricted stock awards representing shares of Common Stock, which will vest 33% on June 1, 2024, 33% on June 1, 2025, and 34% on June 1, 2026, in each case subject to the reporting person remaining in the service of the Company on each such vesting date.

(16)	Excludes 240 of 480 restricted stock units representing shares of Common Stock, which shall vest in two equal installments of 50% on December 1, 2023 and December 1, 2024, in each case subject to the reporting person remaining in the service of our company on each such vesting date. Includes 35,294 restricted stock awards representing shares of Common Stock, which will vest 33% on June 1, 2024, 33% on June 1, 2025, and 34% on June 1, 2026, in each case subject to the reporting person remaining in the service of the Company on each such vesting date.

HEDGING POLICY

The Company’s insider trading policy prohibits hedging transactions by all of our directors, officers, and employees, whether obtained through our employee benefit plans or otherwise. The hedging prohibition in the policy is excerpted below:

Hedging Transactions. Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds. Such transactions may permit a director, officer, or employee to continue to own Company securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer, or employee may no longer have the same objectives as the Company’s other stockholders. Therefore, directors, officers, and employees are prohibited from engaging in any such transactions.

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CLAWBACK POLICY

In November 2023, the Company adopted a ‘clawback’ policy. This policy allows the Company to recoup performance-based compensation (e.g., bonuses, equity awards) from executive officers in the event that financial results are later restated due to accounting errors. The clawback policy applies to compensation earned during the three-year period preceding the discovery of the accounting errors. The clawback policy is intended to align executive compensation with long-term financial performance, deter misconduct in financial reporting, and promote investors’ confidence in the Company’s financial statements.

For instance, if an executive officer received a bonus in 2022 based on financial statements that were later found to contain errors, the Company could require the executive officer to repay a portion of the bonus under the clawback policy. For the fiscal year 2023, the Company did not incur any clawbacks under this policy.

STOCKHOLDER PROPOSALS

We did not receive any stockholder proposals for inclusion in this Proxy Statement.

In order to be included in the proxy materials for the Company’s annual meeting of stockholders to be held in 2025, stockholder proposals submitted to the Company in compliance with SEC Rule 14a-8 (which concerns stockholder proposals that are requested to be included in a company’s proxy statement) must be received by us at our offices, 325 Washington Avenue Extension, Albany, New York 12205 on or before December 15, 2024. We suggest that proponents submit their proposals by certified mail, return receipt requested, addressed to our Secretary.

With respect to stockholder proposals to be submitted outside the Rule 14a-8 process for consideration at the 2025 annual meeting of stockholders, if the Company does not receive notice of any such proposal to be presented at the 2026 annual meeting of stockholders on or before January 1, 2025, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

OTHER MATTERS

We do not know of any matters that will be brought before the Annual Meeting other than those specifically set forth in the notice thereof. If any other matter properly comes before the meeting for which we did not receive notice by May 20, 2024, however, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person voting them.

By Order of the Board of Directors,

/s/ Jessica Thomas
Jessica Thomas
Corporate Secretary

Albany, New York

April 29, 2024

38

SOLUNA

SCAN TO VIEW MATERIALS & VOTE

SOLUNA HOLDINGS, INC.
325 WASHINGTON AVENUE EXTENSION
ALBANY, NY 12205

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SLNH2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V49823-P12491 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

SOLUNA HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors			

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Edward R. Hirshfield nominee for a three-year term
02) William P. Phelan nominee for a three-year term
03) John Bottomley nominee for a three-year term
04) John Belizaire nominee for a three-year term

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Annual Report to Stockholders (which includes the Company's Annual Report on Form 10-K), and Form of Proxy Card are available at www.proxyvote.com.

V49824-P12491

SOLUNA HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
MAY 30, 2024

The stockholder(s) hereby appoint(s) Mr. Michael Toporek, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Soluna Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on Thursday, May 30, 2024, virtually at www.virtualshareholdermeeting.com/SLNH2024, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, 4, AND 5.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE